UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant Rule §240.14a-11(c) or §240.14a-2

9 Meters Biopharma, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☑ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

_____________________________________________________________________________________

Notice of July 14, 2023
Annual Meeting and
2023 Proxy Statement

_____________________________________________________________________________________

9 METERS BIOPHARMA, INC.
4509 Creedmoor Road, Suite 600
Raleigh, NC 27612
(919) 275-1933

Notice of Annual Meeting of Stockholders
To Be Held on July 14, 2023

Dear Stockholder:

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) will be held on July 14, 2023, at 9:00 a.m. Eastern Time at 4509 Creedmoor Road, Suite 600, Raleigh, North Carolina 27612.

The Annual Meeting is called for the following purposes:

1.To elect two Class II directors to serve three-year terms expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until his earlier death, resignation or removal;

2.To approve Amendment No. 1 to the 9 Meters Biopharma, Inc. 2022 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan by 4,000,000 shares;

3.To approve an amendment to the amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, the decision whether to implement such split, being subject to the discretion of the Board of Directors (the “Reverse Stock Split Proposal”);

4.To hold an advisory (nonbinding) vote on named executive officer compensation; and

5.To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

These items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors unanimously recommends that you vote “FOR” the election of the director nominees listed in the accompanying Proxy Statement, “FOR” Amendment No. 1 to the 9 Meters Biopharma, Inc. 2022 Stock Incentive Plan, “FOR” the Reverse Stock Split Proposal, “FOR” for the named executive officer compensation as described in this Proxy Statement, and “FOR” ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm.

i

9 METERS BIOPHARMA, INC.
4509 Creedmoor Road, Suite 600
Raleigh, NC 27612
(919) 275-1933

The record date for the Annual Meeting is May 25, 2023. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented and voted. Please vote over the telephone or over the Internet as instructed in these materials, or request a proxy card and vote by mail, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder. Instructions on how to vote are found in the section entitled “How may I vote shares at the Annual Meeting” starting on page 4 of the Proxy Statement.

If you have any questions, or require any assistance
with voting your shares, please contact:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor
New York, New York 10005

Telephone for Banks and Brokers: (212) 269-5550
Stockholders may call toll-free: (866) 829-1035
Email: 9meters@dfking.com

By Order of the Board of Directors

/s/ John Temperato
John Temperato
Chief Executive Officer

Raleigh, North Carolina

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9 METERS BIOPHARMA, INC.
4509 Creedmoor Road, Suite 600
Raleigh, NC 27612
919-275-1933

Proxy Statement for Annual Meeting of Stockholders
To Be Held on July 14, 2023

iii

9 METERS BIOPHARMA, INC.
4509 Creedmoor Road, Suite 600
Raleigh, NC 27612
919-275-1933
Proxy Statement for Annual Meeting of Stockholders
To Be Held on July 14, 2023

THE ANNUAL MEETING TO BE HELD ON JULY 14, 2023

This Proxy Statement is furnished to the holders of our common stock in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting to be held on July 14, 2023, at 9:00 a.m. Eastern Time at 4509 Creedmoor Road, Suite 600, Raleigh, North Carolina 27612, or for use at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on May 25, 2023 are entitled to notice of and to vote at the meeting.

We mailed our proxy materials on or about [●], 2023 to our stockholders of record and beneficial owners as of the close of business on the Record Date.

Each holder of our common stock is entitled to one vote for each share held as of the record date with respect to all matters that may be considered at the Annual Meeting. Stockholder votes will be tabulated by persons appointed by our Board of Directors to act as inspectors of election for the Annual Meeting.

We have engaged D.F. King & Co., Inc. ("DF King"), a proxy solicitation firm, at an approximate costs of $12,750 to $20,000, to solicit proxies on behalf of the Company. DF King may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees of DF King as well as the reimbursement of their expenses. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

We bear the expense of soliciting proxies. Our directors, officers, and employees may also solicit proxies personally or by telephone, facsimile, or other means of communication. We do not intend to pay additional compensation for doing so. In addition, we might reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of our common stock for their expenses in forwarding soliciting materials to those beneficial owners.

All references in this Proxy Statement to “9 Meters”, “the Company”, “we”, “our”, and “us” mean 9 Meters Biopharma, Inc.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Will the Annual Meeting be conducted in person?

We currently intend to hold the Annual Meeting in person at 4509 Creedmoor Road, Suite 600, Raleigh, North Carolina 27612. However, if it becomes necessary to change the date, time, location, and/or format of the Annual Meeting, in lieu of mailing additional soliciting materials or amending this Proxy Statement, we will announce the decision in advance by issuing a press release, filing the announcement with the SEC and taking other reasonable steps to notify other parties involved in the proxy process of the change(s). Any such press release and filing with the SEC will also be available on our website at www.9meters.com/press-releases.

We recommend that you monitor our press releases or filings with the SEC in the event that circumstances require us to change the date, time, location or format of the Annual Meeting, particularly if you plan to attend the Annual Meeting in person. We encourage all stockholders to vote their shares prior to the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance using one of the methods described below under “How may I vote my shares at the Annual Meeting?” to ensure that your vote will be counted in the event that you later decide not to attend the Annual Meeting.

Who may vote at the Annual Meeting?

Our Board of Directors set May 25, 2023 as the Record Date for the Annual Meeting. If you owned shares of our common stock at the close of business on May 25, 2023, you may attend and vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on all matters to be voted on. Cumulative voting is not permitted in the election of directors or on any other matter.

As of the close of business on May 25, 2023, there were [●] shares of our common stock outstanding that will be entitled to vote at the Annual Meeting.

A list of the stockholders entitled to vote at the Annual Meeting may be examined at our principal executive office in Raleigh, North Carolina during ordinary business hours for the ten-day period preceding the meeting for any purposes related to the meeting. The stockholder list will also be available to stockholders during the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Broadridge on our behalf. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. You will need to present a form of personal photo identification in order to be admitted to the Annual Meeting.

Beneficial Owner. If you hold your shares in an account with a broker, bank or other nominee, rather than of record directly in your own name, then the broker, bank or other nominee is considered the record holder of that stock. You are considered the beneficial owner of that stock, and your stock is held in “street name.” This Proxy Statement has been forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote your shares, and you are also invited to attend the Annual Meeting.

Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing your broker, bank or other nominee as to how to vote your shares. In most cases, you will be able to do this by mail, via the Internet or by telephone. Alternatively, you may obtain a “legal proxy” from your broker, bank or other nominee and follow the instructions described below. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the Annual Meeting. We urge you to instruct your broker, bank or other nominee by following the instructions on the enclosed voting instruction form, to vote your shares in line with our Board of Directors’ recommendations on the voting instruction form.

What is the quorum requirement for the Annual Meeting?

A majority of our outstanding shares of common stock entitled to vote as of the Record Date must be present at the Annual Meeting in order for us to hold the meeting and conduct business. This is called a quorum. Your shares will be counted as present at the Annual Meeting if you:
•Are present and entitled to vote in person at the Annual Meeting;
•Properly submitted a proxy card or voting instruction form; or
•Do not provide your broker with instructions on how to vote, but the broker submits your proxy nonetheless (a broker non-vote).
Abstentions, withheld votes and broker non-votes (if any) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes occur when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares, but the broker submits that person’s proxy nonetheless. If you are present in person or by proxy at the Annual Meeting but withhold your vote or abstain from voting on any or all proposals, your shares are still counted as present and entitled to vote.

What proposals will be voted on at the Annual Meeting?

The five proposals to be voted on at the Annual Meeting are as follows:

1.To elect two Class II directors to serve three-year terms expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until his earlier death, resignation or removal;
2.To approve Amendment No. 1 to the 9 Meters Biopharma, Inc. 2022 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan by 4,000,000 shares;

3.To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of the Company’s common stock, the decision whether to implement such split, being subject to the discretion of the Board of Directors (the “Reverse Stock Split Proposal”);

4.To hold an advisory (nonbinding) vote on named executive officer compensation; and

5.To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

We will also consider any other business that properly comes before the Annual Meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the proxy named in the proxy card or voter instruction card will vote the shares it represents using its best judgment.

What is a broker non-vote, and will there be any broker non-votes at the Annual Meeting?

Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular non-routine proposals and the beneficial owner of those shares has not instructed the broker to vote on those proposals. Broker non-votes are not counted in the tabulations of the votes present at the

Annual Meeting and entitled to vote on any of the non-routine proposals to be voted on at the Annual Meeting, and therefore will have no effect on the outcome of Proposal 1, Proposal 2, or Proposal 4.

Proposal 3, the Reverse Stock Split Proposal, and Proposal 5, the ratification of the appointment of a registered public accounting firm, are each considered a routine proposal, and brokers have discretion to vote on such matters even if no instructions are received from the “street name” holder. As such, we do not expect any broker non-votes for Proposal 3 or Proposal 5.

What vote is required to approve each proposal?

Votes will be counted by the inspector of elections appointed for the Annual Meeting, who will separately count votes “For” and “Against,” abstentions or withheld votes, and, if applicable, broker non-votes. The following table describes the voting requirements for each proposal, including the required vote to approve each proposal and the effect that abstentions or broker non-votes will have on the outcome of the proposal:

Proposal Number	Proposal Description	Required Vote for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Nominee receiving the most “For” votes (plurality voting)	Withheld votes will have no effect	None
2	Approval of Amendment No. 1 to the 9 Meters Biopharma, Inc. 2022 Stock Incentive Plan;	“For” votes from the holders of a majority of the votes cast and entitled to vote thereon	Abstentions will have no effect	None
3	Approval of the Reverse Stock Split Proposal	“For” votes from the holders of a majority of the shares outstanding and entitled to vote at the meeting	Abstentions have the same effect as a vote against	No broker non-votes are expected
4	Advisory (nonbinding) vote on named executive officer compensation	“For” votes from the holders of a majority of the votes cast and entitled to vote thereon	Abstentions will have no effect	None
5	Ratification of the appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2023	“For” votes from the holders of a majority of the votes cast and entitled to vote thereon	Abstentions will have no effect	No broker non-votes are expected

Can I access these proxy materials on the Internet?

Yes. The Notice of Annual Meeting, Proxy Statement, and 2022 Annual Report to Stockholders (including the 2022 Annual Report on Form 10-K) are available for viewing, printing, and downloading at www.proxyvote.com. Our Annual Report on Form 10-K for the year ended December 31, 2022 is also available under the Investors - Stock & Finance section of our website at www.9meters.com and through the SEC website at http://www.sec.gov. All materials will remain posted on www.proxyvote.com at least until the conclusion of the Annual Meeting.

How may I vote my shares at the Annual Meeting?

If your common stock is held by a broker, bank, nominee, or trustee, they should send you instructions that you must follow in order to have your shares voted.

If you hold shares in your own name, you may vote by proxy in any one of the following ways:

•Proxy Vote by Internet. You may use the Internet to transmit your voting instructions by going to the website www.proxyvote.com and following the voting instructions on that website;
•Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions by calling the toll-free number 1-800-690-6903 and following the recorded instructions;
•By Mail. By completing, dating, signing, and returning the proxy card that you receive in your proxy materials; or
•In Person at the Annual Meeting. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. You are encouraged to vote via the Internet, by telephone or by mail, regardless of whether you plan to attend the Annual Meeting in person.
The Internet and telephone voting procedures are designed to authenticate stockholders’ identities by use of a control number to allow stockholders to vote their shares and to confirm that stockholders’ instructions have been properly recorded. Voting via the Internet or telephone must be completed by 11:59 PM EDT on July 13, 2023. If you submit or return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors, as permitted by law.

If you have any questions or need assistance voting, please contact DF King, our proxy solicitor assisting us in connection with the Special Meeting. Stockholders may call toll free at (866) 829-1035 or email at 9meters@dfking.com. Brokers and banks may call (212) 269-5550.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board of Directors has designated John Temperato and Mark Sirgo as the Company’s proxies for the Annual Meeting.

How can I change my vote after submitting it?

If you are a stockholder of record, you can revoke your proxy before your shares are voted at the Annual Meeting by:

•Filing a written notice of revocation bearing a later date than the proxy with our Corporate Secretary at 4509 Creedmoor Road, Suite 600, Raleigh, NC 27612 at or before the taking of the vote at the Annual Meeting;
•Duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at 4509 Creedmoor Road, Suite 600, Raleigh, NC 27612 at or before the taking of the vote at the Annual Meeting;
•Attending the Annual Meeting and voting at the meeting (although attendance at the meeting will not in and of itself constitute a revocation of a proxy); or
•If you voted by telephone or via the Internet, voting again by the same means prior to 11:59 PM EDT on July 13, 2023.
If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank, or other holder of record. You may also vote at the Annual Meeting by following the instructions provided by your bank, broker or other holder of record to participate in the Annual Meeting

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with banks, brokers or other nominees. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.

Who can help answer my questions about the Annual Meeting or how to submit or revoke my proxy?

If you are the stockholder of record, please contact:

9 Meters Biopharma, Inc.
Attn: Investor Relations
4509 Creedmoor Road, Suite 600,
Raleigh, NC 27612
Telephone: (919) 275-1933
investor-relations@9meters.com

If your shares are held in street name, please call the telephone number provided on your voting instruction form or contact your bank, broker or other nominee directly.

Who will pay the costs of soliciting these proxies, and how are they being solicited?

We have engaged DF King, a proxy solicitation firm, at an approximate costs of $12,750 to $20,000, to solicit proxies on behalf of the Company. DF King may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees of DF King as well as the reimbursement of their expenses. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

If you choose to access the proxy materials and/or submit a proxy to vote on the Internet or telephonically, you are responsible for access charges you may incur.

Where can I find the voting results of the Annual Meeting?

We plan to announce the preliminary voting results at the Annual Meeting. We will publish the results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.

Whom do I contact if I have questions about the Special Meeting?

If you have any questions, or require any assistance
with voting your shares, please contact:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor
New York, New York 10005

Telephone for Banks and Brokers: (212) 269-5550
Stockholders may call toll-free: (866) 829-1035
Email: 9meters@dfking.com

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors and each class has a three-year term. At the recommendation of our nominating and corporate governance committee, our Board proposes that the nominees below be elected as Class II directors for a three-year term expiring at the 2026 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, or until his earlier death, resignation or removal.

Information about our directors, including the nominees, their ages as of May 25, 2023, occupations and length of service on the Board of Directors are provided in the tables below. Additional biographical descriptions are set forth in the text below the tables and include the primary individual experience, qualifications, attributes and skills of each director that led to the conclusion that such director should serve as a member of our Board of Directors at this time.

Nominees for Election to the Board of Directors at the Annual Meeting

The nominees for election to the Board of Directors, and his respective Class and term of service, is set forth below.

Name of Director/Nominee	Age	Class	Director Since
Michael Rice	58	Class II	2021
John Temperato	58	Class II	2020

Michael Rice

Mr. Rice joined our Board in February 2021. Mr. Rice is president and co-founder of LifeSci Advisors, LLC, a life sciences investor relations consultancy, and co-founder of LifeSci Capital, a research-driven investment bank, positions he has held since March 2010. Mr. Rice is also a founding member of LifeSci Communications, LLC, a corporate communications and public relations firm. From June 2019 to December 2020, Mr. Rice also served as Chief Operating Officer and a member of the board of LifeSci Acquisition Corp. until its merger with Vincerx Pharma, Inc. (f/k/a Vincera Pharma, Inc.). Prior to co-founding LifeSci Advisors and LifeSci Capital, Mr. Rice was the co-head of health care investment banking at Canaccord Adams from April 2007 to November 2008, where he was involved in debt and equity financing. Mr. Rice was also a Managing Director at ThinkEquity Partners from April 2005 to April 2007, where he was responsible for managing Healthcare Capital Markets. Prior to that, from August 2003 to March 2005, Mr. Rice served as a Managing Director at Bank of America, serving large hedge funds and private equity healthcare funds. Previously, he was a Managing Director at JPMorgan/Hambrecht & Quist. Mr. Rice has been a director of Navidea Biopharmaceuticals, Inc. (NYSEA: NAVB) since May 2016 and served as a director of RDD Pharma, Ltd. (“RDD”) from January 2016 until the Company’s merger with RDD in May 2020. Mr. Rice received his B.A. from the University of Maryland and Mr. Rice holds Series 7, 24, 63, and 79 licenses.

We believe Mr. Rice’s long-running healthcare investment and advisory experience qualifies him to serve on our Board.

John Temperato

Mr. Temperato joined our Board in April 2020 leading the creation of 9 Meters through a merger of three companies: Innovate Biopharmaceuticals, Inc., RDD, and Naia Rare Diseases, Inc. in May of 2020. Prior to the merger, Mr. Temperato served as the Chief Executive Officer of RDD from March 2019 until April 2020. Prior to joining RDD, Mr. Temperato held various leadership roles, including most notably U.S. President & Chief Operating Officer with Atlantic Healthcare, President & Chief Operating Officer/Chief Commercial Officer with Melinta Therapeutics, Inc., and Senior Vice President of Sales and Managed Markets with Salix Pharmaceuticals,

Inc., a specialty pharmaceutical company specializing in gastrointestinal products. Notably, at Salix Pharmaceuticals, Mr. Temperato played a critical role in the successful commercialization and growth of their broad GI portfolio and executed over ten launches during his tenure at the company driving growth of company revenues from $119 million in 2004 to $2 billion in 2015. Across his career, Mr. Temperato has been instrumental in defining and executing capital efficient go-to-market strategies, business development strategy and overseeing the commercialization and life-cycle management for small molecules, devices, and biologics. Additionally, he has developed strategies for reimbursement and external healthcare policy. He holds a Bachelor of Science degree from the University of Bridgeport in Bridgeport, Connecticut.

We believe that Mr. Temperato’s extensive executive experience in the pharmaceutical and healthcare industries qualifies him to serve on our Board.

Continuing Directors

Director	Age	Class	Term
Michael Constantino	60	Class I	2025 Annual Meeting of Stockholders
Lorin K. Johnson, Ph.D.	70	Class I	2025 Annual Meeting of Stockholders
Mark Sirgo, Pharm.D.	69	Class III	2024 Annual Meeting of Stockholders
Samantha Ventimiglia	50	Class III	2024 Annual Meeting of Stockholders

Michael Constantino

Mr. Constantino joined our Board in June 2020. Mr. Constantino is a retired Ernst & Young LLP assurance partner who served in the Research Triangle Park Region of North Carolina for over 30 years. From 2009 to 2012, he served as the Office Managing Partner for the combined Raleigh/Greensboro office. He was responsible for leading a growing practice that included assurance, advisory and tax services focused on public and privately held entrepreneurial companies representing many industries. During his career with the firm, he worked with several companies including life sciences companies (biotechnology, medical device and pharmaceuticals), contract research organizations, technology, manufacturing and transportation companies, and large SEC registrants. Mr. Constantino assisted clients with over 20 initial public offerings, debt offerings, mergers and acquisition transactions, and private equity offerings. He worked closely with companies across the development continuum from start-up to mature public entities and assisted management teams and boards of directors with SEC compliance matters, Sarbanes-Oxley internal controls, global operations and strategic planning. Currently, he is the Chair of the Audit Committee of Humacyte (Nasdaq:HUMA), a biotechnology company that is pioneering the development and manufacture of off-the-shelf, universally implantable, bioengineered human tissues. Mr. Constantino holds a B.A. in both Accounting and Business Management from NC State University and is a North Carolina CPA.

We believe that Mr. Constantino’s extensive experience as a CPA and with SEC compliance matters and Sarbanes-Oxley internal controls qualifies him to serve on our Board.

Lorin K. Johnson, Ph.D.

Dr. Johnson joined our Board in January 2018. He is the founder and Chief Scientist of Glycyx PharmaVentures Ltd., a biopharma investment and development company. In 1989, he co-founded Salix Pharmaceuticals, Inc. (Nasdaq: SLXP), a specialty pharmaceutical company specializing in gastrointestinal products, and held senior leadership positions prior to its $15.8 billion acquisition by Valeant Pharmaceuticals International, Inc. (NYSEA: VRX) in April 2015. Prior to Salix, Dr. Johnson served as Director of Scientific Operations and Chief Scientist at Scios, Inc. (formerly California Biotechnology, Inc). Since June 2019, he has been a board member of Edesa Biotech, Inc. (Nasdaq: EDSA), a biopharmaceutical company in the fields of inflammation, infectious disease and gastroenterology. He is also a board member of Glycyx MOR, Inc. (Delaware) and Kinisi Therapeutics, Ltd. (Isle of Man), as well as Intact Inc. (California). All are GI specialty drug development companies. In addition to his career in industry, Dr. Johnson has served as an Assistant Professor of Pathology at Stanford University Medical Center and held academic positions at Stanford University School of Medicine and the University of California, San Francisco. He is the co-author of 75 journal articles and book chapters and is the co-inventor on 22 issued patents.

Dr. Johnson holds a Ph.D. from the University of Southern California and was a Postdoctoral Fellow at the University of California, San Francisco.

We believe that Dr. Johnson’s extensive experience in the pharmaceutical and life science industries, both as an executive and investor, qualifies him to serve on our Board.

Mark Sirgo, Pharm.D.

Dr. Sirgo joined our Board in April 2020 upon completion of the Company’s merger with RDD and was appointed as Chairman of the Board of Directors. Since January 2023, Dr. Sirgo has served as Chief Executive Officer and a member of the Board of Directors of Corium Pharma Solutions, Inc., a full-service contract development and manufacturing organization specializing in novel drug delivery technologies. Previously, from January 2019 to April 2022, Dr. Sirgo served as Chief Executive Officer and a member of the Board of Directors of ArunA Bio, Inc., a private development-stage company focused on central nervous system and neurodegenerative disorders. Prior to that, he was President and Chief Executive Officer of BioDelivery Sciences International, Inc. (Nasdaq: BDSI) (“BDSI”) from January 2005 to January 2018. He joined BDSI in August 2004 as Senior Vice President of Commercialization and Corporate Development upon its acquisition of Arius Pharmaceuticals, Inc., of which he was a co-founder and Chief Executive Officer. Dr. Sirgo served as a director of BDSI from August 2005 until the sale of the Company in March 2022. Dr. Sirgo has over 30 years of experience in the pharmaceutical industry, including senior and/or executive positions in research and development, business development, sales, marketing and business operations. Dr. Sirgo spent 16 years in a variety of positions of increasing responsibility in both clinical development and marketing at Glaxo, Glaxo Wellcome, and GlaxoSmithKline, including Vice President of International OTC Development and Vice President of New Product Marketing. From 1996 to 1999, Dr. Sirgo was Senior Vice President of Global Sales and Marketing at Pharmaceutical Product Development, Inc. (Nasdaq: PPDI), a leading contract service provider to the pharmaceutical industry. Dr. Sirgo served on the Board of Directors and as Chairman of the Compensation Committee of Salix Pharmaceuticals, Inc. (Nasdaq: SLXP), a specialty pharmaceutical company specializing in gastrointestinal products, from 2008 until its sale in 2015. Dr. Sirgo has served as the Chair of the Board of Directors of Genenta Science (Nasdaq: GNTA), a clinical-stage biotechnology company developing hematopoietic stem progenitor cell immuno-gene therapy for cancer, since April 2022, and he also served on the Board of Directors of Biomerica, Inc. (Nasdaq: BMRA), a gastrointestinal diagnostics and therapeutic company, from 2016 to 2022. Dr. Sirgo received his BS in Pharmacy from The Ohio State University and his Doctorate from Philadelphia College of Pharmacy and Science.

We believe that Dr. Sirgo’s extensive executive level experience in the pharmaceutical industry, including leading both public and private companies and served on multiple boards of directors, qualifies him to serve on our Board.

Samantha Ventimiglia

Ms. Ventimiglia joined our Board in October 2021. Since December 2011, Ms. Ventimiglia has served in various leadership roles at Vertex Pharmaceuticals, Inc., a global biotechnology company, and is currently Senior Vice President, U.S. Public Affairs, responsible for developing and overseeing the company’s policy, government affairs and patient advocacy strategy, including building relationships with state and federal government officials, industry organizations, patient groups and other stakeholders. From February 2008 until December 2010, Ms. Ventimiglia was government affairs director at Astellas Pharma US, a multinational pharmaceutical company, and from April 2004 until February 2008, she was a principal consultant at Jeffrey J. Kimbell & Associates, a federal government affairs firm representing clients in the healthcare community who are seeking legislative and regulatory solutions to problems related to product approval, coverage and reimbursement and marketing practices. Prior to that, Ms. Ventimiglia was a policy director at the Pharmaceutical Research & Manufacturers of America (PhRMA) and the National Governors Association (NGA) where she played a pivotal role in developing the associations’ policy and legislative agenda on Medicare, Medicaid, private sector healthcare and Food & Drug Administration issues. She also held legislative positions in the offices of U.S. Senator Olympia J. Snowe and U.S. Congressman Elton Gallegly. Ms. Ventimiglia received a B.A. from Catholic University of America and a Master of Public Policy from Georgetown University.

We believe that Ms. Ventimiglia’s years of experience seeking legislative and regulatory solutions in the healthcare industry qualifies Ms. Ventimiglia to serve on our Board.

Required Vote

Provided there is a quorum for the Annual Meeting, the director nominees receiving the highest number of affirmative votes of our common stock present or represented and entitled to be voted for them will be elected as directors. Votes withheld will have no legal effect on the election of a director. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of this Proposal 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
VOTE “FOR” THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL 2
APPROVAL OF AMENDMENT NO. 1 TO THE 9 METERS BIOPHARMA, INC.
2022 STOCK INCENTIVE PLAN

Our 2022 Stock Incentive Plan (the “2022 Plan”), originally authorized for issuance 12,000,000 shares of our common stock under the plan. As a result of the 1-for-20 reverse stock split effected on October 17, 2022, the number of shares authorized for issuance under the 2022 Plan was reduced to 600,000. On March 21, 2023, our Board of Directors approved, subject to stockholder approval, Amendment No. 1 to the 2022 Plan to increase the number of shares of common stock authorized for issuance under the 2022 Plan to a total of 4,600,000 shares, representing an increase of 4,000,000 shares. The additional requested shares represent approximately [●] of our total shares outstanding as of May 25, 2023. We believe that the effective use of long-term equity incentives is essential to attract, motivate and retain our employees. Based upon our assessment of our anticipated grants under the 2022 Plan, we believe that the proposed increase in the number of shares will be sufficient to meet our equity compensation requirements for approximately two years from the date of the Annual Meeting.

The purpose of the 2022 Plan is to advance the interests of our Company and our stockholders through awards that give eligible employees, directors and third party service providers a personal stake in our growth, development and financial success. Awards under the 2022 Plan are also intended to motivate eligible employees, directors and third party service providers to devote their best efforts to our business and help us attract and retain the services of eligible employees, directors and third party service providers who are in a position to make significant contributions to our future success and align them with stockholder interests.

In this Proposal 2, we are requesting that stockholders approve Amendment No. 1 to the 2022 Plan to satisfy Nasdaq rules relating to equity compensation. In addition, approval would allow us to qualify additional options for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code, or the “Code”. If stockholder approval is not received, the present 2022 Plan would remain in effect without such amendment. In addition, if stockholder approval is not received, we may seek to hold additional stockholder meetings until stockholder approval is obtained.

As of May 25, 2023, approximately [●] employees, [●] consultants and [●] non-employee directors would be eligible to participate in the 2022 Plan. The closing price of our Company’s common stock on the Nasdaq Capital Market on May 25, 2023 was $[●].

Required Vote

Provided there is a quorum for the Annual Meeting, approval of Amendment No. 1 to the 2022 Plan requires the affirmative vote of a majority of the shares cast and entitled to be cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” AMENDMENT NO. 1 TO THE 2022 PLAN.

Summary of the 2022 Plan, as Amended

Following is a summary of the principal features of the 2022 Plan, as amended, which assumes this Proposal 2 is approved by the Company’s stockholders.

Principal Features of the 2022 Plan, as amended	Description

Share Reserve:	4,600,000 shares of our Company’s common stock, plus the number of shares of common stock underlying any award granted under the 9 Meters Biopharma, Inc. 2012 Omnibus Incentive Plan, as amended (the “Omnibus Plan”), that expires, terminates, or is canceled or forfeited without such shares of common stock having been issued. The reserved shares are reduced (i) by one share for each share granted pursuant to awards awarded under the 2022 Plan, and (ii) to the extent cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, our Company will be deemed to have issued the number of shares of common stock which it was entitled to issue upon such exercise.

Award Types:	Incentive and nonstatutory stock options Stock appreciation rights (“SARs”) Restricted stock awards Restricted stock unit awards (“RSUs”) Dividend equivalent rights

Vesting:	Determined by our Board of Directors or a committee designated by our Board.

Repricing:	Repricing of outstanding stock awards is not permitted without the approval of our Company’s stockholders, except for certain proportionate capitalization adjustments as set forth in the 2022 Plan.

Termination Date:	May 4, 2032

Administration

The 2022 Plan is administered by our Board of Directors, or a committee designated by our Board. With respect to grants of awards to our officers or directors, the 2022 Plan is administered by our Board or a designated committee in a manner that permits such grants and related transactions to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The plan administrator has the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules, or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards, and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2022 Plan.

Available Shares

Subject to adjustment upon certain corporate transactions or events, the maximum aggregate number of shares of common stock which may be issued pursuant to all awards is the sum of (i) 4,600,000 shares of common stock, and (ii) the number of shares of common stock underlying any award granted under the Omnibus Plan that expires, terminates, or is canceled or forfeited under the terms of the Omnibus Plan without such shares of common stock having been issued. Any shares covered by an award that is forfeited, canceled, or expires are deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2022 Plan. Shares that actually have been issued under the 2022 Plan pursuant to an award are not returned to the 2022 Plan and do not become available for future issuance under the 2022 Plan, other than unvested shares that are forfeited or repurchased by our Company. In the event any option or other award granted under the 2022 Plan is exercised through the tendering of shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding shares, any shares so tendered or withheld are not again available for awards under the 2022 Plan. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of a SAR, then we are deemed, for purposes of applying the limitation on the number of shares, to have issued the number of shares of common stock which were otherwise issuable upon such exercise. Shares of common stock we reacquire on the open market or otherwise using cash proceeds from the exercise of options are not available for awards under the 2022 Plan.

The number of shares authorized for issuance pursuant to our equity incentive plans have been adjusted proportionately to reflect the 1-for-20 reverse stock split we effected in October 2022 (the “Reverse Stock Split”). The Reverse Stock Split did not change the number of authorized shares of capital stock or cause an adjustment to the par value of our capital stock. Pursuant to their terms, a proportionate adjustment was made to the per share exercise price and number of shares issuable under our outstanding stock options and warrants. Unless we specifically state otherwise, the information in this Proposal 2 and elsewhere in the proxy statement assumes the 1-for-20 Reverse Stock Split.

Dividends

No dividend or dividend equivalent has or will be paid on any unvested award, although the plan administrator may provide in an award agreement that dividends with respect to unvested portions of awards may accrue and be paid when and if the awards vest and shares are actually issued to the participant.

Eligibility and Types of Awards

The 2022 Plan permits us to grant stock awards, including stock options, SARs, restricted stock, RSUs, and dividend equivalent rights to our employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option within the meaning of, and qualifying under, Section 422 of the Code, or a nonstatutory stock option. However, only our employees (or employees of our parent or subsidiaries, if any) may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2022 Plan provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our common stock on the date of grant (or 110% of the fair market value in the case of certain incentive stock options, as described below). Options granted under the 2022 Plan become exercisable at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2022 Plan up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with us, or any of our affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options otherwise exercisable as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option award agreement. The optionholder’s stock option award agreement may provide that upon the termination of the optionholder’s relationship with us for cause, the optionholder’s right to exercise his or her options terminates concurrently with the termination of the relationship. If an optionholder’s service relationship with us, or any of our affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or his or her estate or person who acquired the right to exercise the award by bequest or inheritance may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option within the applicable time periods is prohibited by applicable securities laws or such longer period as specified in the stock option award agreement but in no event beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option is determined by the plan administrator and may include (i) cash or check, (ii) a broker-assisted cashless exercise, (iii) the tender of common stock previously owned by the optionholder, (iv) a net exercise of the option, (v) past or future services rendered, and (vi) any combination of the foregoing methods of payment.

Unless the plan administrator provides otherwise, awards generally are not transferable, except by will or the laws of descent and distribution.

Incentive stock options may be granted only to our employees (or to employees of our parent company and subsidiaries, if any). To the extent that the aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year under any of our equity plans exceeds $100,000, such options do not qualify as incentive stock options. A stock option granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock (or any of our affiliates) may not be an incentive stock option unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

SARs may be granted under the 2022 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each SAR and the exercise price for a SAR, within the terms and conditions of the 2022 Plan, provided that the exercise price of a SAR cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of a SAR granted concurrently with a stock option, the number of shares of common stock to which the SAR relates are reduced in the same proportion that the holder of the stock option exercises the related option.

The plan administrator determines whether to deliver cash in lieu of shares of common stock upon the exercise of a SAR. If common stock is issued, the number of shares of common stock that are issued upon the exercise of a SAR is determined by dividing (i) the number of shares of common stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of common stock on the exercise date.

If the plan administrator elects to pay the holder of the SAR cash in lieu of shares of common stock, the holder of the SAR receives cash equal to the fair market value on the exercise date of any or all of the shares that would otherwise be issuable.

The exercise of a SAR related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2022 Plan on the date of surrender. Any incentive stock option surrendered is deemed to have been converted into a nonstatutory stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of our common stock that are subject to established terms and conditions. The plan administrator sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, and the vesting schedule and criteria (which may include continued service to us for a period of time or the achievement of performance criteria). If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares generally are forfeited to, or repurchased by, us.

Restricted Stock Units

An RSU is a right to receive stock, cash equal to the value of a share of stock, or other securities, or a combination of these three elements, at the end of a set period or the attainment of performance criteria. No stock is issued at the time of grant. The plan administrator sets the terms of the RSU award, including the size of the RSU award, the consideration (if any) to be paid by the recipient, vesting schedule, and criteria and form (stock or cash) in which the award will be settled. If a participant’s service terminates before the RSU is fully vested, the unvested portion of the RSU award generally is forfeited to us.

Dividend Equivalent Rights

Dividend equivalent rights entitle the recipient to compensation measured by dividends paid with respect to a specified number of shares of common stock.

Performance-Based Compensation

The 2022 Plan establishes procedures for our Company to grant performance-based awards, meaning awards structured so that they vest only upon the achievement of performance criteria established by the plan administrator for a specified performance period. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, and may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, or may be established on an individual basis. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. The plan administrator has the discretion to adjust the minimum level of achievement required for achievement of performance awards if the plan administrator determines that a change in our business, operations, corporate structure or capital structure, the manner in which we conduct our business, or other events or circumstances render the performance objectives unsuitable. The plan administrator also has the discretion to adjust the performance objectives for other material events not originally contemplated when the performance objectives were established, such as extraordinary gains and losses, the effect of changes in accounting standards or principles, acquisitions or divestitures, changes in tax rules or regulations, capital transactions, restructuring, nonrecurring gains or losses or other unusual items.

The business measures that may be used to establish the performance criteria may include one of, or combination of, the following:

•Net earnings or net income (before or after taxes);
•Earnings per share;
•Net sales growth;
•Net operating growth;
•Return measures (including, but not limited to, return on assets, capital, equity, or sales);
•Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);
•Cash flow per share;
•Earnings before or after taxes, interest, depreciation, and/or amortization;
•Gross or operating margins;
•Productivity ratios;
•Share price (including, but not limited to, growth measures and total stockholder return);
•Expense targets or ratios;
•Charge-off levels;
•Improvement in or attainment of revenue levels;
•Margins;
•Operating efficiency;
•Operating expenses;
•Economic value added;
•Improvement in or attainment of expense levels;
•Improvement in or attainment of working capital levels;
•Debt reduction;

•Capital targets;
•Consummation of acquisitions, dispositions, projects, or other specific events or transactions; or
•Other significant operational or business milestones.
Corporate Transactions

Effective upon the consummation of a corporate transaction, all outstanding awards under the 2022 Plan will terminate unless they are assumed in connection with the corporate transaction.

The plan administrator has the authority to determine, before or at the time of any corporate transaction, the impact that the corporate transaction will have on outstanding awards under the 2022 Plan. For example, the plan administrator may determine that (i) awards will vest and become exercisable, or that other restrictions on such awards will lapse, (ii) awards will be assumed by the surviving corporation in the corporate transaction or replaced with awards that have substantially equivalent terms, (iii) participants will receive a payment in satisfaction of outstanding awards, and (iv) in the case of options and SARs, participants will receive a payment in an amount equal to the amount, if any, by which the fair market value of the shares subject to award exceeds the exercise price. The plan administrator is not required to treat all awards in the same way.

Amendment and Termination

Our Board of Directors generally may amend, suspend, or terminate the 2022 Plan. However, it may not amend the 2022 Plan without stockholder approval for certain actions, such as an increase in the number of shares reserved under the 2022 Plan, modifications to the provisions of the 2022 Plan regarding the grant of incentive stock options, modifications to the provisions of the 2022 Plan regarding the exercise prices at which shares may be offered pursuant to options, extension of the expiration date of the 2022 Plan, and certain modifications to awards, such as reducing the exercise price per share, canceling and regranting new awards with lower prices per share than the original prices per share of the cancelled awards, or canceling any awards in exchange for cash or the grant of replacement awards with an exercise price that is less than the exercise price of the original awards.

Tax Withholding

The plan administrator may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (i) causing the participant to tender a cash payment, (ii) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (iii) delivering to our Company already-owned shares of common stock, (iv) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (v) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (vi) any other means that the plan administrator determines both to comply with applicable laws and be consistent with the purposes of the 2022 Plan.

Summary of Federal Income Tax Consequences of the 2022 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2022 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on any participant’s particular circumstances. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws. Furthermore, the tax consequences are complex and subject to change, and a participant’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2022 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) is a long-term capital gain or loss. Upon such a qualifying disposition, we are not entitled to any income tax deduction.

If a participant disposes of underlying shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) is taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount is a capital gain. If a loss is recognized, there is no ordinary income, and such loss is a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally our Company is entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may subject the participant to alternative minimum tax liability for the year of exercise. Special rules may apply after exercise for (i) sales of the shares in a disqualifying disposition, (ii) basis adjustments for computing alternative minimum taxable income on a subsequent sale of the shares, and (iii) tax credits that may be available to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon the grant of such an option so long as (i) the exercise price is no less than the fair market value of the stock on the date of grant, and (ii) the option (and not the underlying stock) at such time does not have a readily ascertainable fair market value (as defined in Treasury Regulations under the Code). Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes applies if the participant is or was an employee. Generally, the Company is entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any recognized gain or loss, based on the difference between the sale price and the fair market value on the exercise date, is taxed as capital gain or loss, which is short-term or long-term gain or loss, depending on the holding period of the stock.

Stock Appreciation Rights

A participant does not normally recognize taxable income upon the receipt of a SAR. Upon the exercise of a SAR, the participant recognizes ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally is entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation).

Restricted Stock

A participant acquiring restricted stock generally recognizes ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earliest of (i) the date the shares become transferable, (ii) the date the shares are no longer subject to a substantial risk of forfeiture, or (iii) the date the shares are acquired if the participant makes a timely election under Code Section 83(b). If the shares are subject to a substantial risk of forfeiture and not transferable when issued, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the IRS, and other provisions, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, is generally taxed as capital gain or loss; however, for any shares returned to our Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss is long-term or short-term depending on whether the stock was held for more than one year. Our Company generally is entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which the ordinary income from restricted stock is recognized by the participant.

Restricted Stock Units

A participant does normally recognize taxable income upon receipt of an RSU award. In general, the participant recognizes ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and/or the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Our Company generally is entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally recognizes ordinary income at the time the dividend equivalent right is paid. If required, income and employment tax must be withheld on the income recognized by the participant. Our Company generally is entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

Other Awards

Our Company generally is entitled to an income tax deduction in connection with an award under the 2022 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) and other provisions of the Code limiting the deduction of compensation, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income (and employment) tax and recognize such tax at the time that an award is granted, exercised, vests, or becomes nonforfeitable, unless the award provides for a further deferral.

Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on nonqualified deferred compensation arrangements. Most awards granted under the 2022 Plan are designed to qualify for an exception from the requirements of Section 409A. Certain awards under the 2022 Plan, however, may be subject to the requirements of Section 409A in form and in operation. Awards that are subject to Section 409A are generally be designed to meet the conditions under Section 409A for avoiding the adverse tax consequences resulting from a failure to comply with Section 409A. If an award under the 2022 Plan is subject to Section 409A and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received.

Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on the participant’s compensation recognized as ordinary income, as well as interest on such deferred compensation.

Impact of Section 162(m) on Tax Deductibility of Awards Under the 2022 Plan

Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any of our covered employees in excess of $1 million. For purposes of Section 162(m), the term “covered employee” generally includes our Chief Executive Officer, our Chief Financial Officer, and our three other most highly compensated officers, and any individual who was a covered employee for any taxable year beginning after December 31, 2016. Compensation attributable to awards under the 2022 Plan either on its own or when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

Equity Compensation Plan Information

The following table provides aggregate information as of December 31, 2022, with respect to compensation plans under which shares of our common stock may be issued.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuances under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	1,408,743	$21.06	565,120
Equity compensation plans not approved by security holders (2)	49,295	$12.60	-
Total	1,459,457	$20.77	565,120

(1) Consists of (i) 179,630 shares of common stock issuable upon exercise of outstanding options under the Innovate 2015 Stock Incentive Plan, with a weighted-average exercise price of $29.88, (ii) 1,192,233 shares of common stock issuable upon exercise of outstanding options under the Omnibus Plan, with a weighted-average exercise price of $20.22, and (iii) 36,880 shares of common stock issuable upon exercise of outstanding options under the 2022 Plan, with a weighted-average exercise price of $5.27. As of December 31, 2022, there were 565,120 shares remaining for future issuance under the 2022 Plan.

(2) Pursuant to the merger agreement with RDD (the “RDD Merger Agreement”), upon consummation of the merger with RDD on April 30, 2020 (the “RDD Merger”), the Company assumed outstanding option grant agreements that were awarded to RDD employees. There were 49,295 assumed RDD options outstanding as of December 31, 2021, with a weighted-average exercise price of $12.60 per share.

PROPOSAL 3
APPROVAL OF REVERSE STOCK SPLIT

The Board of Directors deems it advisable and in the best interest of the Company that the Board be granted the discretionary authority to amend the Company’s amended and restated certificate of incorporation, as amended (the “Charter”), to effect a reverse stock split of the Company’s issued and outstanding common stock as described below (the “Reverse Stock Split Amendment”). The form of Reverse Stock Split Amendment to be filed with the Delaware Secretary of State is set forth in Annex B.

Approval of the proposal would permit (but not require) our Board of Directors to effect a reverse stock split of our issued and outstanding common stock by a ratio of one-for-ten (1:10) (a “Reverse Stock Split”), provided that the Company effects a Reverse Stock Split no later than one year following the approval of this proposal by stockholders. If our Board implements a Reverse Stock Split, every ten shares of outstanding common stock will be combined into one share of common stock. Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. Our Board of Directors reserves the right to elect to abandon a Reverse Stock Split, if it determines, in its sole discretion, that a Reverse Stock Split is not in the best interests of the Company and its stockholders.

Reasons for a Reverse Stock Split; Potential Consequences of a Reverse Stock Split

The Company continues to evaluate potential financing, business development and strategic alternatives that might be available to us to maximize stockholder value and drive growth of the per share price of our common stock, particularly given the Company’s current liquidity position. Potential strategic transactions may include equity or debt financings, mergers and acquisitions, licensing arrangements and partnerships, co-development agreements, a sale of our Company, a combination of these, or other strategic transactions. We currently have no binding commitments to engage in any specific strategic transactions and there can be no assurance that we will be able to complete additional financings, business development transactions or other strategic alternatives. As the Company seeks to execute our business plans and explore strategic alternatives, the Company believes a Reverse Stock Split will help preserve flexibility for potential strategic opportunities for growth with institutional investors.

The Company’s primary reasons for approving and recommending a Reverse Stock Split would be to increase the per share price and bid price of our common stock, as we believe that the low market price of our common stock impairs its acceptability to important segments of the institutional investor community and the investing public. Many investors look upon low-priced stock as speculative in nature and, as a matter of policy, avoid investment in such stocks. Moreover, the low market price of our common stock may have reduced the effective marketability of our shares because of the reluctance of many brokerage firms to recommend low-priced stock to their clients. The Company believes a Reverse Stock Split, if executed, will make its common stock more attractive to a broader range of investors, as it believes that the current market price of its common stock may prevent or deter certain institutional investors, professional investors and other members of the investing public from purchasing stock. The Company believes that a Reverse Stock Split will make its common stock a more attractive and cost-effective investment for many investors, which in turn would enhance the liquidity of the holders of common stock.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of our common stock. Although the intent of a Reverse Stock Split is to increase the price of our common stock, there can be no assurance, however, that even if a Reverse Stock Split is effected, that the bid price of the Company’s common stock will increase the per share market price of our common stock.

There can be no assurance that a Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following a Reverse Stock Split or that the market price of our common stock will not decrease in the future.

Procedure for Implementing a Reverse Stock Split

If we implement a Reverse Stock Split, it will become effective upon the filing or such later time as specified in the filing (the “Split Effective Time”) of a Reverse Stock Split Amendment with the Delaware Secretary of State. The form of the Reverse Stock Split Amendment is attached hereto as Annex B. The exact timing of the filing of a Reverse Stock Split Amendment, if any, will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with a Reverse Stock Split if, at any time prior to filing a Reverse Stock Split Amendment, our Board, in its sole discretion, determines that it is not in our best interest and the best interests of our stockholders to proceed with a Reverse Stock Split. If a Reverse Stock Split Amendment has not been filed with the Delaware Secretary of State by the date that is one year following the approval of this Proposal 3 by our stockholders, our Board will abandon a Reverse Stock Split.

Principal Effects of a Reverse Stock Split

If implemented, a Reverse Stock Split will be effected simultaneously for all outstanding shares of Company common stock. A Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that a Reverse Stock Split results in any stockholders owning a fractional share. Holders of fractional shares will be entitled receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. Common stock issued pursuant to a Reverse Stock Split will remain fully paid and nonassessable. A Reverse Stock Split will not affect the Company’s continuing to be subject to the periodic reporting requirements of the Exchange Act.

As of the Split Effective Time, the Company will adjust and proportionately decrease the number of shares of common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire shares of common stock. In addition, as of the Split Effective Time, the Company will adjust and proportionately decrease the total number of shares of common stock that may be the subject of the future grants under stock option plans.

As an example, the following table illustrates the effects of a 1-for-10 Reverse Stock Split (without giving effect to the treatment of fractional shares) as of May 25, 2023:

	Prior to Reverse Stock Split	After 1-for-10 Reverse Stock Split
Common stock outstanding	[●]	[●]
Common stock issuable pursuant to outstanding equity awards	[●]	[●]
Common stock issuable pursuant to outstanding warrants	[●]	[●]

Authorized Shares of Common Stock

A Reverse Stock Split will not change the number of authorized shares or the par value of the Company’s common stock under the Charter. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Currently, under our Charter, our authorized capital stock consists of 550,000,000 shares of common stock.

Subject to limitations imposed by Nasdaq Listing Rules, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Split Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled to as a result of a Reverse Stock Split, subject to the treatment of fractional shares. Until surrendered, we will deem outstanding Old Certificates held by stockholders to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate.

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of a Reverse Stock Split, we will treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect a Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing a Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATES(S) UNTIL REQUESTED TO DO SO.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to a Reverse Stock Split, and we do not intend to voluntarily provide our stockholders with such rights.

Potential Anti-Takeover Effect

Even though a Reverse Stock Split would result in an increased proportion of unissued authorized shares to be issued, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of our Company with another company), the Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and stockholders.

Fractional Shares

Holders of fractional shares will be entitled to receive, in lieu of any fractional share, the number of shares rounded up to the next whole number. The ownership of a fractional share interest following a Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the number of shares rounded up to the next whole number.

Effect of a Reverse Stock Split on Equity Incentive Plans, Options, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants and convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants and convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following a Reverse Stock Split as was the case immediately preceding a Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio, subject to our treatment of fractional shares.

Accounting Matters

A Reverse Stock Split Amendment will not affect the par value of our common stock per share, which will remain $0.0001 par value per share. As a result, as of the Split Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet, in the aggregate, will not change due to a Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of a Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of a Reverse Stock Split to holders of our common stock. Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a “U.S. holder”, which means a beneficial owner of our common stock that is (i) a citizen or individual resident of the United States, (ii) an entity taxable as a corporation for U.S. tax purposes and organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to stockholders that (i) may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market, and dealers in securities or currencies, (ii) hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) do not hold our common stock as a “capital asset” (generally, property held for investment). In addition, this summary does not consider the effects of any federal, state, local, foreign, or other tax laws other than the U.S. federal income tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Entities or arrangements treated as a partnership for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences to them and their owners of a Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings, and judicial authority, all as in effect as of the date of this information statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of a Reverse Stock Split. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of a Reverse Stock Split to any U.S. holder may vary depending upon such holder’s particular facts and circumstances.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF A REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

A Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Thus, a stockholder generally will not recognize gain or loss on an exchange of common shares for common shares in a Reverse Stock Split, except for adjustments that may result from the treatment of fractional shares of common stock as described below. The aggregate tax basis of the shares received in the Reverse Stock Split will equal the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefore (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share). Except in the case of any portion of a share of common stock treated as a distribution or as to which a U.S. holder recognizes capital gain as a result of the treatment of fractional shares, discussed below, the U.S. holder’s holding period for the post-Reverse Stock Split shares of common stock should include the holding period of pre-Reverse Stock Split shares of common stock surrendered. U.S. holders of shares of common stock should consult their tax advisors regarding the applicable rules for allocating the tax basis and holding period of the surrendered pre-Reverse Stock Split shares of common stock to the post-Reverse Stock Split shares of common stock received in the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

No gain or loss will be recognized by the Company as a result of a Reverse Stock Split.

The treatment of fractional shares of common stock being rounded up to the next whole share is uncertain. A U.S. holder that receives a whole share of common stock in the Reverse Stock Split in lieu of a fractional share of common stock might recognize income, which may be characterized either as capital gain or as a dividend to the extent of the portion of our accumulated earnings and profits (if we have any) attributable to the rounded share. Any such taxable income would be in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the U.S. holder was otherwise entitled. U.S. holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share (including the holding period of a post-Reverse Stock Split share of common stock received in exchange for a fractional pre-Reverse Stock Split share of common stock).

Required Vote

Provided there is a quorum for the Annual Meeting, approval of the Reverse Stock Split Amendment requires the affirmative vote of a majority of the shares outstanding and entitled to vote on Proposal 3 as of the Record Date. Because the affirmative vote of at least a majority of the shares outstanding is required to approve this Proposal 3, abstentions will have the same effect as a vote against Proposal 3. Under applicable stock exchange rules, brokers are permitted to vote shares held for a customer on “routine” matters, such as this Proposal 3, without specific instructions from the customer. Therefore, we do not expect any broker non-votes on this Proposal 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL 4
ADVISORY (NONBINDING) VOTE ON
NAMED EXECUTIVE OFFICER COMPENSATION

As discussed under the “Executive Compensation” section, our compensation strategy focuses on providing a total compensation package that is designed to attract and retain high-caliber executives by incentivizing them to achieve Company performance goals and closely aligning these goals with stockholder interests. Our philosophy reflects our emphasis on pay for performance and on long-term value creation for our stockholders.

As required by Section 14A of the Exchange Act, we are providing stockholders with an advisory (nonbinding) vote on the compensation of our named executive officers, as described in this Proxy Statement. This Proposal 4, known as a “Say-on-Pay” proposal, is designed to give our stockholders the opportunity to endorse or not endorse our Company’s executive compensation program through the following resolution:

“Resolved, that the stockholders approve, on an advisory (nonbinding) basis, the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Executive Compensation section, the Summary Compensation Table for fiscal year 2022, and other related tables and disclosures)”.

When you cast your vote, we urge you to consider the description of our executive compensation program contained in the Executive Compensation section in this Proxy Statement and the accompanying tables and narrative disclosures.

Required Vote

Provided there is a quorum for the Annual Meeting, the affirmative vote of a majority of the shares cast and entitled to be cast at the Annual Meeting is required for approval of Proposal 4. Abstentions and broker non-votes will have no effect on the outcome of this Proposal 4.

Because your vote is advisory, it will not be binding upon our Board of Directors, overrule any decision by our Board, or create or imply any additional fiduciary duties on our Board or any member of our Board. However, our Board and our compensation committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 4 ON OUR NAMED EXECUTIVE OFFICER COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL 5
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has selected Mayer Hoffman McCann P.C. (“MHM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and has further directed that we submit our audit committee’s selection of MHM as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. MHM has served as the Company’s auditor since 2015. Representatives of MHM are expected to be present at the Annual Meeting, either in person or by telephone. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of MHM as the Company’s independent registered public accounting firm. However, we are submitting the selection of MHM to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, our audit committee will reconsider the retention of MHM. Even if the selection is ratified, our audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Principal Accountant Fees and Services

The following table summarizes the aggregate fees billed for professional services rendered to us by our independent registered public accounting firm, Mayer Hoffman McCann P.C. (“MHM”), in 2022 and 2021. A description of these various fees and services follows the table.

	Fiscal Year Ended
	2022	2021
	(in thousands)
Audit Fees	$453	$253
Audit-related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$453	$253

All services giving rise to the fees described above were pre-approved by our audit committee. Substantially all of MHM personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Audit Fees

Audit Fees billed to us by MHM for the years ended December 31, 2022 and 2021, were related to the annual audits of our consolidated financial statements included in our Annual Reports on Form 10-K, for the reviews of our quarterly financial statements included in our Quarterly Reports on Form 10-Q, the issuance of consent and comfort letters in connection with registration statement filings, and all other services that are normally provided by the accounting firm in connection with statutory and regulatory filings and engagements. Audit fees billed were $453,000 and $253,000 for the years ended December 31, 2022 and 2021, respectively.

Audit-Related Fees

There were no audit-related fees billed to us by MHM for professional services rendered to us by MHM during the years ended December 31, 2022 and 2021.

Tax Fees

There were no tax fees billed to us by MHM for professional services rendered to us by MHM during the years ended December 31, 2022 and 2021.

All Other Fees

There were no other fees billed to us by MHM for professional services rendered to us by MHM during the years ended December 31, 2022 and 2021.

Pre-Approval Policies and Procedures

Our audit committee has adopted policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our audit committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of our audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

Our audit committee has determined that the rendering of services other than audit services by MHM to date are compatible with maintaining the principal accountant’s independence.

Required Vote

Provided there is a quorum for the Annual Meeting, ratification of the appointment of MHM as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the shares cast and entitled to be cast at the Annual Meeting. Abstentions will have no effect on the outcome of this Proposal 5. Under applicable stock exchange rules, brokers are permitted to vote shares held for a customer on “routine” matters, such as this Proposal 5, without specific instructions from the customer. Therefore, we do not expect any broker non-votes on this Proposal 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 5 ON THE SELECTION OF MAYER HOFFMAN McCANN P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The principal purpose of the audit committee is to assist the Board of Directors in its oversight of the Company’s accounting and financial reporting processes and audits of the Company’s consolidated financial statements. The Company’s audit committee is responsible for appointing, evaluating, retaining and, when necessary, terminating the Company’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) to obtain reasonable assurance that the Company’s consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States.

In this context, the audit committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2022, with management and MHM. The audit committee has discussed with MHM the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The audit committee has also received the written disclosures and the letter from MHM required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, the audit committee in place in March 2023 recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed on March 28, 2023, as amended on April 28, 2023.

Submitted by the Audit Committee

Michael Constantino, Chairman
Lorin Johnson, Ph.D.
Mark Sirgo, Pharm.D.

The information contained in the following report of the Company’s audit committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act of 1933 unless and only to the extent that the Company specifically incorporates it by reference.

CORPORATE GOVERNANCE MATTERS

Board Leadership Structure

Our Board of Directors does not have a written policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board. Our Board believes that it is in the best interests of our Company to make that determination from time to time based on the position and the direction of our Company and the membership of our Board. Currently, these roles are held separately. Mr. Temperato serves as Chief Executive Officer and Dr. Sirgo serves as the Board Chair. While the Board believes that separation of these positions serves our Company well, and intends to maintain this separation where appropriate and practicable, the Board does not believe that it is appropriate to prohibit one person from serving as both Board Chairman and Chief Executive Officer.

Role of the Board in Risk Oversight

The audit committee of our Board of Directors is primarily responsible for overseeing our risk management on behalf of our Board. The audit committee receives reports from management on a regular basis regarding our assessment of risks. In addition, the audit committee reports regularly to our Board, which also considers our risk profile. The audit committee and our Board focus on the most significant risks we face and our general risk-management strategies, including cybersecurity risks. While our Board, through our audit committee, oversees our risk management, management is responsible for day-to-day risk-management processes.

Each committee of our Board of Directors meets in executive session with key management personnel and representatives of outside advisors to oversee risks associated with their respective principal areas of focus. Our audit committee oversees management of financial risks. Our compensation committee oversees the management of risks related to our executive compensation plans and arrangements. Our nominating and corporate governance committee manages risks associated with the independence of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Independence of Directors

Our common stock is listed on The Nasdaq Capital Market. Under Nasdaq rules, independent directors must comprise a majority of the Board of Directors, and each member of our audit committee, compensation committee and nominating and corporate governance committee must be independent. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with such person’s exercise of independent judgment in carrying out the responsibilities of a director.

Our Board of Directors has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that none of Messrs. Constantino and Rice, Drs. Johnson and Sirgo and Ms. Ventimiglia had a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under applicable Nasdaq rules. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with us and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Meetings and Attendance

Our Board of Directors meets throughout the year on a set schedule and also holds special meetings and acts by written consent from time to time. During 2022, the Board held nine meetings and each director attended at least 75% of the aggregate total number of meetings held by the Board and each committee on which he or she served during the period each director was appointed during 2022. Additionally, Dr. Sirgo and Messrs. Constantino, Rice and Temperato attended the Annual Meeting of Stockholders held on June 22, 2022. We do not have a stated policy regarding director attendance at annual stockholder meetings, but strongly encourage our directors to attend each such meeting.

Board Committees

As described above, our Board of Directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each of our audit, compensation and nominating and corporate governance committees are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees is governed by a formal written charter approved by our Board, and a copy of each such charter is available on the Investors - Resources - Corporate Governance section of our website at www.9meters.com. However, the reference to our website does not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this Proxy Statement.

The following table provides membership information of our non-employee directors on each committee of our Board of Directors as of May 25, 2023.

	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael Constantino	µ		☑
Lorin K. Johnson, Ph.D.	☑	µ	☑
Michael Rice		☑	µ
Mark Sirgo, Pharm.D.	☑	☑	☑
Samantha Ventimiglia			☑

µ = Committee Chair
☑ = Member

Audit Committee

Our audit committee consists of Mr. Constantino (Chair) and Drs. Johnson and Sirgo. Each of Mr. Constantino and Drs. Johnson and Sirgo satisfy the independence requirements of Rules 5605(a)(2) and 5605(c)(2) of the Nasdaq Stock Market listing rules and Section 10A(m)(3) of the Exchange Act. The audit committee met five times during 2022. Our Board of Directors has determined that Mr. Constantino is an “audit committee financial expert,” as that term is defined by the SEC rules implementing Section 407 of the Sarbanes-Oxley Act, and possesses financial sophistication, as defined under applicable Nasdaq rules. Our Board has also determined that each member of our audit committee can read and understand fundamental financial statements in accordance with applicable SEC and Nasdaq rules. To arrive at these determinations, our Board has examined each audit committee member’s scope of experience and the nature of his experience in the corporate finance sector.

The responsibilities of our audit committee include:

•selecting and retaining, compensating, overseeing and, if necessary, terminating the Company’s independent registered public accounting firm with respect to its performance of audit services and any permissible non-audit services;

•selecting and retaining, compensating, overseeing and, if necessary, terminating any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•pre-approving all audit and permitted non-audit and tax services provided by any independent registered public accounting firm;

•reviewing and discussing with the independent registered public accounting firm critical accounting policies and practices, alternative treatments of financial information and other material written communications;

•evaluating the qualifications, performance and independence of the Company’s independent registered public accounting firm;

•reviewing and discussing with the independent registered public accounting firm and management our annual financial statements and, following completion of the audit, reviewing separately with the independent registered public accounting firm and management any problems or difficulties encountered during the audit;

•recommending that the audited financial statements be included in our Forms 10-K and producing the Audit Committee Report required to be included in our proxy statements;

•reviewing any other relevant reports or other financial information prepared by management and directing the independent registered public accounting firm to use its best efforts to perform a review of interim financial information prior to our disclosure of such financial information;

•discussing policies and procedures concerning press releases and reviewing the information to be included in earnings press releases, as well as financial information and earnings guidance provided to analysts;

•coordinating our Board of Directors’ oversight of our internal control over financial reporting and disclosure controls and procedures;

•discussing our policies with respect to risk assessment and risk management, including risk for fraud, and discussing the guidelines and policies that govern the process by which our exposure to risk is handled;

•establishing procedures for the receipt, retention and treatment of complaints received by us regarding (i) accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•reviewing and approving, or making recommendations to our Board of Directors regarding, our policies and procedures for reviewing and approving or ratifying related person transactions, and reviewing, approving and overseeing any related person transactions;

•monitoring compliance with our Code of Ethics and Business Conduct (the “Code of Ethics”), investigating any alleged breach or violation of the Code of Ethics, enforcing the provisions of the Code of Ethics, and reviewing the Code of Ethics periodically and recommending any changes to the Board;

•periodically reviewing our Investment Policy and recommending any changes to the Board;

•performing an annual review and evaluation of the performance of the audit committee and an annual review of its charter; and

•performing any other activities consistent with the Company’s governing documents or that the audit committee or Board of Directors deems necessary or appropriate.

Compensation Committee

Our compensation committee consists of Dr. Johnson (Chair), Mr. Rice and Dr. Sirgo. Each of Dr. Johnson, Mr. Rice and Dr. Sirgo, satisfy the independence requirements of Rules 5605(a)(2) and 5605(d)(2) of the Nasdaq Stock Market listing rules. The compensation committee met two times during 2022.

The responsibilities of our compensation committee include:

•reviewing and approving, or recommending that our Board of Directors approve, the compensation of our Chief Executive Officer and all other executive officers, and evaluating the compensation in light of the most recent stockholder advisory vote on executive compensation;

•periodically reviewing and making recommendations to our Board of Directors with respect to director compensation;

•reviewing and approving, or recommending that our Board of Directors approve, incentive compensation plans and equity-based plans;

•reviewing and approving, or making recommendations to our Board of Directors regarding, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for our Chief Executive Officer and other executive officers;

•reviewing and recommending to the Board of Directors the frequency with which the Company will conduct Say-on-Pay votes and reviewing and approving the Say-on-Pay and Say-on-Frequency proposals for inclusion in the Company’s proxy statements;

•overseeing the management of risks relating to our executive compensation plans and arrangements;

•performing an annual review and evaluation of the performance of the compensation committee and an annual review of its charter; and

•performing any other activities consistent with the Company’s governing documents or that the compensation committee or Board of Directors deems necessary or appropriate.

Our compensation committee reviews and approves, or recommends for approval by the Board of Directors, the compensation of our Chief Executive Officer and our other executive officers. Our compensation committee meets without the presence of executive officers when approving or deliberating on the compensation of our Chief Executive Officer but may, in its discretion, invite our Chief Executive Officer to be present during the approval of, or deliberations with respect to, compensation for our other executive officers. Our compensation committee also periodically reviews and makes recommendations to our Board of Directors regarding the compensation of our directors. Our compensation committee may form and delegate authority to one or more subcommittees as it deems appropriate from time to time.

Our compensation committee has the authority, in its sole discretion, to retain or obtain the advice of such compensation consultants, legal counsel or other advisors as it deems necessary or appropriate. During 2022, Willis Towers Watson US LLC (“WTW”) assisted the compensation committee by providing consulting services with regard to the compensation of our executive officers, non-executive staff and directors. Other than its engagement by the compensation committee, WTW provides no other services to the Company. The compensation committee has assessed the independence of WTW and concluded that its engagement of WTW does not raise any conflict of interest with us or any of our directors or executive officers.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Mr. Rice (Chair), Mr. Constantino, Drs. Johnson and Sirgo and Ms. Ventimiglia. Each of Messrs. Rice and Constantino, Drs. Johnson and Sirgo and Ms. Ventimiglia satisfy the independence requirements of Rule 5605(a)(2) of the Nasdaq Stock Market listing rules. The nominating and corporate governance did not meet in person during 2022, but took action by written consent once during 2022.

The responsibilities of our nominating and corporate governance committee include:

•identifying and screening individuals qualified to become members of our Board of Directors;

•recommending the number of members that shall serve on our Board of Directors;

•evaluating and reviewing the qualifications and independence of existing and prospective directors;

•selecting and approving the director nominees to be submitted to a stockholder vote at our Annual Meeting of stockholders;

•developing and recommending corporate governance guidelines to our Board of Directors;

•periodically reviewing our Board of Directors’ leadership structure;

•overseeing the review by our Board of Directors, from time to time, of succession planning for senior executives;

•overseeing the evaluation of our Board of Directors and its committees; and

•performing an annual review and evaluation of the performance of our nominating and corporate governance committee and an annual review of its charter.

Our nominating and corporate governance committee identifies persons as candidates to serve on the Board of Directors and selects, or recommends that our Board select, the nominees for directorships to be filled by our Board or by our stockholders at an annual or special meeting. In evaluating the suitability of individual candidates, our nominating and corporate governance committee may take into account many factors, including, among others, personal and professional integrity, ethics and values, experience in corporate management, strong finance experience, practical and mature business judgment, experience relevant to our industry, experience as a board member or executive officer of another publicly held company, relevant academic expertise or other proficiency in an area of our operations, diversity of expertise and experience in substantive matters pertaining to our business relative to other board members and diversity of background and perspective, including, but not limited to, with respect to age, gender, ethnicity, place of residence and specialized experience. The committee charter requires the nominating and corporate governance committee to strive to include candidates with a diversity of ethnicity and gender in each pool of candidates from which Board nominees are chosen and seek diverse candidates by including in the candidate pool (among others) individuals with diverse backgrounds in terms of knowledge, experience, skills, and other characteristics. Our nominating and corporate governance committee evaluates each person in the context of our Board as a whole, with the objective of assembling a group that can best effect and perpetuate the success of our Company and represent stockholder interests through the exercise of sound judgment, using its diversity of experience in these various areas.

Our nominating and corporate governance committee will consider stockholder recommendations of candidates on the same basis as it considers all other candidates. Stockholder recommendations should be submitted to us under the procedures discussed in “Stockholder Communications with the Board of Directors,” and should include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information and a description of the proposed nominee’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Environmental, Social and Governance

The management team and the Board of Directors of the Company are keenly aware of the importance of environmental, social and governance issues, and the Company’s need to conduct business with high standards. Our mission as an organization is to be patient-centric and develop innovative treatments to liberate patients from rare and underserved diseases through our deep understanding of GI biology.

We collectively believe that pursuing an environmental, social and governance (“ESG”) agenda serves the interests of all of our stakeholders, which includes our stockholders. Our employees, partners, and investors expect us to honor our values and take action to promote a more equitable and sustainable world for future generations.

As we further build our organization behind our pipeline of innovative products to treat rare and unmet needs in digestive diseases, we intend to strive to understand the perspectives of the diverse clients and communities we will serve, and as such, we are intensifying our efforts to drive diversity and inclusion and a culture of belonging throughout our organization. We will strive to comply with all applicable environmental laws, regulations and policies concerning environmental protection in all our business activities and in the selection of partners we choose to work with. We are committed to strengthening our local community by contributing through volunteerism and will continue, as we have been doing, to provide donations to parties we believe will support our goal in improving patient health and well-being. We are also committed to good corporate governance. All of our employees, officers and directors must conduct themselves according to the language and spirit of our Code of Ethics, and our Board of Directors is dedicated to providing effective corporate oversight including through oversight committees such as the nominating and governance committee and the audit committee.

Diversity, Equity and Inclusion

At 9 Meters, we are committed to diversity, equity and inclusion across all aspects of our organization, including hiring, promotion and development practices. We seek to build a diverse and inclusive workplace and have no tolerance for prejudice or racism. As of May 25, 2023, [●] of our employees self-reported as ethnically diverse individuals and [●] of our employees self-reported as female.

We are committed to ensuring our employees receive equal pay for equal work. We establish components and ranges of compensation based on market and benchmark data. Within this context, we strive to pay all employees equitably within a reasonable range, taking into consideration factors such as role, relevant experience, internal equity, job location, and individual, business unit and Company performance. In addition, we are committed to providing benefits designed to allow our diverse workforce to have reward opportunities that meet their varied needs so that they are inspired to perform their best on behalf of patients and stockholders each day. We regularly review our compensation practices and analyze the equity of compensation decisions, for individual employees and our workforce as a whole. If we identify employees with pay gaps, we receive and take action to attain fidelity between our stated philosophy and actions.

Board Diversity

We are committed to fostering an environment of diversity and inclusion, including among the members of our Board of Directors. Therefore, while the Board has not adopted a formal diversity policy, in considering director nominees, the nominating and governance committee considers candidates who represent a mix of backgrounds and a diversity of gender, race, ethnicity, age, background, professional experience and perspectives that enhance the quality of the deliberations and decisions of our Board, in the context of both the perceived needs of the structure of our Board and the Company’s business and structure at that point in time.

Board Diversity Matrix
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	5	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with our Board of Directors may do so by sending written communications to our Corporate Secretary addressed as follows: 9 Meters Biopharma, Inc., Attn: Corporate Secretary, 4509 Creedmoor Road, Suite 600, Raleigh, NC 27612. The communications will be reviewed by the Corporate Secretary. Our Corporate Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is frivolous, hostile, threatening or similarly inappropriate, in which case our Corporate Secretary shall discard the communication.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and other employees. Our Code of Ethics is available on our website under Investors — Resources, which may be accessed by navigating to www.9meters.com/resources. We intend to post on our website and (if required) file on Form 8-K all disclosures that are required by applicable law, the rules of the SEC or the Nasdaq listing standard, concerning any amendment to, or waiver from, our Code of Ethics. However, the reference to our website does not constitute incorporation by reference of the information contained on or available through our website, and you should not consider it to be a part of this Proxy Statement.

Anti-Hedging and Anti-Pledging Policies

The Company’s Insider Trading Policy prohibits our directors, officers and employees from engaging in any hedging activity in our securities or pledging any of our securities as collateral for loans or margin accounts.

EXECUTIVE OFFICERS OF THE COMPANY

For information regarding Mr. Temperato, our Chief Executive Officer, please see his biography above under “Directors.”

Bethany Sensenig

Ms. Sensenig joined our Company as Chief Financial Officer in January 2022. Prior to joining the Company from March 2019 to January 2022, Ms. Sensenig was Chief Financial Officer and Head of U.S. Operations of Minovia Therapeutics, Ltd., a clinical-stage biotech company, where she played a leadership role building the company’s business and financing strategy. From April 2006 to March 2019, Ms. Sensenig held various roles at Biogen, Inc. a multinational biotechnology company, where she most recently held the position of Vice President of Finance and Commercial Operations. Earlier in her career, Ms. Sensenig held financial management and analyst roles at Merck & Co. Inc. and Nexus Technologies, Inc. Ms. Sensenig holds a Bachelor of Science in Accounting and Business Management from Montreat College, a Master of Business Administration from Western Carolina University and is a Certified Management Accountant.

EXECUTIVE COMPENSATION

This Executive Compensation section describes the material elements of our compensation program for our “named executive officers” during 2022. Our named executive officers consisted of three individuals, our principal executive officer and the two individuals that served as our principal financial officer during 2022 (the “NEOs”); there were no other executive officers of the Company during 2022. Our named executive officers for 2022 were:

•John Temperato, who has served as our President and Chief Executive Officer (our “CEO”) since April 2020;
•Bethany Sensenig, who has served as our Chief Financial Officer (our “CFO”) since January 2022; and
•Edward J. Sitar, who served as our Chief Financial Officer (our “Former CFO”) from June 2019 through January 2022.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-equity Incentive Plan Compensation(3) ($)	All Other Compensation ($)	Total ($)
John Temperato	2022	$553,213	$—	$—	$1,108,892	$—	$—	$1,662,105
President and Chief Executive Officer	2021	$537,100	$—	$—	$1,435,854	$214,840	$—	$2,187,794

Bethany Sensenig(4)	2022	$457,294	$—	$—	$753,998	$—	$50,002	$1,261,294
Chief Financial Officer	2021	$—	$—	$—	$—	$—	$—	$—

Edward J. Sitar(5)	2022	$40,963	$—	$—	$558,907	$—	$397,956	$997,826
Chief Financial Officer	2021	$371,500	$—	$—	$523,489	$118,880	$—	$1,013,869

(1)The amount in the “Stock Awards” column reflects the grant date fair value of restricted stock units granted during the calendar year computed in accordance with the provisions of Accounting Standards Codification (“ASC”) 718, Compensation-Stock Compensation. The grant date fair value, which is based on the value of the underlying common stock on the date of grant, does not reflect the actual economic value that will be realized by the NEO upon the vesting of the restricted stock units or the sale of the common stock underlying the award.
(2)The amounts in the “Option Awards” column reflect the aggregate Black-Scholes grant date fair value of stock options granted during the calendar year computed in accordance with the provisions of ASC 718, Compensation-Stock Compensation. The assumptions that were used to calculate the value of these awards are discussed in Notes 1 and 9 to the consolidated financial statements included in our Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.
(3)During February 2022 and March 2023, the compensation committee determined the non-equity incentive plan compensation to certain executives and senior employees for the prior year’s performance. See section entitled “Employment Agreements with Our Named Executive Officers” below for further details of non-equity incentive plan compensation that may be awarded under those agreements.
(4)Ms. Sensenig was appointed as Chief Financial Officer, effective January 15, 2022. All other compensation consists of a one-time relocation reimbursement of $50,002.
(5)Mr. Sitar served as Chief Financial Officer until his separation from the Company, effective January 14, 2022. All other compensation consists of separation payments pursuant to a separation and consulting agreement with Mr. Sitar, effective January 14, 2022, the terms of which are described below under “Employment Agreements with Our Named Executive Officers.”
Narrative Disclosure to Summary Compensation Table
The primary elements of compensation for our NEOs consisted of base salary, equity-based compensation awards and other compensation such as discretionary bonuses and annual non-equity incentive bonuses. Our NEOs are also able to participate in employee benefit plans and programs that we offer to our other full-time employees on the same basis. Each of our NEOs is (or was) compensated by us pursuant to an executive employment agreement, the terms of which are described below under “Employment Agreements with Our Named Executive Officers.”
Base Salary
The base salary payable to our NEOs was intended to provide a fixed component of compensation that reflected the executive’s skill set, experience, role and responsibilities.
Bonus
Pursuant to their respective employment agreements, each NEO is (or was) eligible for an annual non-equity incentive award, based on goals established by the Board. In 2022 and 2021, the Board set goals related to various operational and financial objectives. In March 2023, the compensation committee determined that the financial position of the Company did not permit the compensation committee to recommend any payment of bonuses at that time and the committee decided that 0% of target bonus amounts for cash and equity grants would be paid out for the year ended December 31, 2022.
Equity Awards
The Company has three stock option plans in existence: the 2012 Omnibus Incentive Plan, as amended (the “Omnibus Plan”), the Innovate 2015 Stock Incentive Plan (the “Private Innovate Plan”) and the 2022 Plan. We will no longer award options under the Private Innovate Plan or the Omnibus Plan. In addition, pursuant to the RDD Merger Agreement, we assumed previously issued option grant agreements awarded to RDD employees upon consummation of the RDD Merger on April 30, 2020. For information about stock option awards granted to our NEOs, see the “Outstanding Equity Awards at Year-end” table below. We believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention by incentivizing executives to continue employment during the vesting period.

Health, Welfare and Additional Benefits
Each of our NEOs is (or was) eligible to participate in our employee benefit plans and programs, including medical, dental and vision benefits, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.
2022 Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by our NEOs as of December 31, 2022.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
John Temperato	12,338	(1)	—	$14.80	4/30/2025
CEO	37,501	(2)	12,499	$14.04	4/30/2030
	7,344	(3)	8,174	$12.43	7/6/2030
	19,323	(4)	12,660	$21.40	11/27/2030
	15,574	(4)	16,928	$21.40	11/27/2030
	30,013	(5)	35,470	$36.20	2/4/2031
	—	(6)	123,954	$13.00	2/21/2032

Bethany Sensenig	—	(7)	65,001	$16.89	1/18/2032
CFO

Edward J. Sitar (10)	17,501	(8)	—	$23.30	7/1/2029
Former CFO	8,808	(9)	—	$12.00	4/24/2030
	6,251	(2)	—	$14.04	4/30/2030
	27,502	(3)	—	$12.43	7/6/2030
	11,252	(3)	—	$12.43	7/6/2030
	23,874	(5)	—	$36.20	2/4/2031
(1) This option was granted by RDD Pharma, Ltd. and was assumed by the Company pursuant to the RDD Merger Agreement upon consummation of the RDD Merger on April 30, 2020.
(2) This option was granted under the Omnibus Plan, and 25% of these options vested on April 30, 2020, with the remainder vesting monthly over the next 48 months.
(3) This option was granted under the Omnibus Plan, and 25% of these options vested on July 6, 2021, with the remainder vesting monthly over the next 36 months.
(4) This option was granted under the Omnibus Plan and began vesting upon satisfaction of certain performance criteria previously set by the Board. The Compensation Committee determined that the performance criteria was met and vesting began on January 1, 2021, with 25% vesting on January 1, 2022 and the remainder vesting over the next 36 months.
(5) This option was granted under the Omnibus Plan, and 25% of these options vested on February 4, 2022, with the remainder vesting monthly over the next 36 months.
(6) This option was granted under the Omnibus Plan, and 25% of these options vested on February 21, 2023, with the remainder vesting monthly over the next 36 months.
(7) This option was granted under the Omnibus Plan, and 25% of these options vested on January 18, 2023, with the remainder vesting monthly over the next 36 months.

(8) This option was granted under the Omnibus Plan, and 7.5% vested on December 31, 2019. The remainder of the options vesting was accelerated upon completion of the RDD Merger on April 30, 2020.
(9) This option was granted under the Omnibus Plan, and was fully vested on the date of grant, April 24, 2020.
(10) Mr. Sitar was serving as an independent consultant for the three months following the January 14, 2022 separation date. The material terms of Mr. Sitar’s previously granted equity awards subject to time-based vesting remained unchanged and continued to vest during the consulting period. Following the end of the consulting period, the remaining unvested equity awards previously granted to Mr. Sitar subject to time-based vesting were accelerated and became fully vested with the exercise period being extended to ten years from the issuance date.

Employment Agreements with Our Named Executive Officers

John Temperato

We entered into an executive employment agreement with Mr. Temperato, effective April 30, 2020, as amended on July 12, 2021. Pursuant to the executive employment agreement with Mr. Temperato, he receives an initial base salary of $450,000 per year, subject to review and adjustment by the Board from time to time. Effective January 1, 2021, Mr. Temperato’s salary was increased to $537,100. Upon execution of the employment agreement, the Board approved an option grant to Mr. Temperato to purchase 50,000 shares of common stock, which vested 25% upon grant, with the remainder vesting in 48 equal month installments, provided that Mr. Temperato remains an employee of the Company as of each such vesting date. Mr. Temperato is eligible to receive an annual non-equity incentive cash award with a target amount of 40% of his base salary, as determined by the Board in its sole discretion (and pro-rated for 2020). Mr. Temperato is also eligible to participate in the Company’s other employee benefit plans in effect from time to time on the same bases as are generally made available to other senior executive employees of the Company.

If the employment of Mr. Temperato is terminated by the Company without “Cause” or by Mr. Temperato for “Good Reason” (each as defined in the employment agreement, as amended), Mr. Temperato will be eligible to receive 12 months of his then-current salary, the prorated amount of his target year-end annual non-equity incentive award, and accelerated vesting of his unvested options and restricted stock unit awards that were scheduled to vest in the 12 months following termination. However, if such termination of employment occurs within 12 months of a “Change in Control” (as defined in the employment agreement, as amended), then Mr. Temperato will be eligible to receive 18 months of his then-current salary, the amount of his target year-end annual non-equity incentive award, and accelerated vesting of all of his unvested options and restricted stock unit awards. All separation benefits are subject to Mr. Temperato entering into and not revoking a separation agreement.

Effective November 27, 2020, the Board cancelled certain stock option awards to Mr. Temperato that were intended to be granted to Mr. Temperato on July 6, 2020 (collectively, the “Original Stock Options”) under the 2012 Plan. The purpose of the cancellation was to correct an inadvertent error that occurred when the Company included a number of shares in the Original Stock Options that exceeded the previous annual individual award limit under the Omnibus Plan of 75,000 shares of common stock. The individual award limit was increased by the Board in November 2020 to 200,000 shares of Company common stock. Following the increase of the individual award limit, and in lieu of the Original Stock Options that were granted in excess of the prior individual award limit, the Board granted Mr. Temperato the following new stock awards: 31,983 shares of common stock, subject to time-based vesting, and 32,500 shares of common stock, subject to performance-based vesting, each at an exercise price of $21.40. Additionally, the Board granted Mr. Temperato 10,184 shares of restricted stock, vesting on November 25, 2021, contingent upon his continued relationship with the Company, in order to compensate him for the lost value of the Original Stock Options due to the increased exercise price of the new options. The portion of the Original Stock Options relating to 15,518 shares of common stock that were not in excess of the prior individual award limit remain in effect. Prior option grants made to Mr. Temperato in April 2020 and June 2020 also remain in effect.

As part of a retention program approved by the Board, on March 23, 2023, the Company entered into Retention Bonus Agreements (each, a “Retention Agreement”) with certain employees, which include cash bonuses and grants of RSUs, to be paid out or vested upon certain time-based milestones. The Retention Agreement for John Temperato provides for a cash payment of $85,000 and a RSU grant for 68,815 shares. Half of the cash bonus will be earned and half of the RSU grant will vest on April 15, 2023, with the remaining half being paid out and vesting on December 31, 2023, provided that Mr. Temperato must be employed with the Company on such dates. If Mr. Temperato’s employment terminates for any reason other than by the Company for “Cause” or due to “Disability” (each as defined in the Retention Agreement), he will not earn any portion of the retention bonus. If Mr. Temperato is employed with the Company through the effective date of a “Change in Control” (as defined in the Retention Agreement) occurring prior to December 31, 2023, the remaining portion of the cash bonus will be paid out and the RSU grant will immediately vest upon such Change in Control.

Bethany Sensenig

We entered into an executive employment agreement with Ms. Sensenig effective January 15, 2022. Pursuant to the executive employment agreement with Ms. Sensenig, Ms. Sensenig receives an annual base salary of $425,000, subject to periodic increase as the Company may determine. Ms. Sensenig is eligible to receive a discretionary annual bonus, with a target amount of 40% of her base salary. Ms. Sensenig’s employment agreement provided that Ms. Sensenig would receive an initial grant of options to purchase up to 65,000 shares of the Company’s common stock, which will vest 25% one year from the vesting commencement date, with the remainder vesting in 36 equal monthly installments, provided that Ms. Sensenig remains an employee of the Company as of each such vesting date. Further the options will vest in full if Ms. Sensenig’s employment is terminated by the Company other than for “Cause” (as defined in the employment agreement) within six months of a change of control of the Company. If the employment of Ms. Sensenig is terminated by the Company without “Cause,” Ms. Sensenig will be eligible to receive six months of her then-current salary. All separation benefits are subject to Ms. Sensenig entering into and not revoking a separation agreement in a form acceptable to the Company. Ms. Sensenig is also generally eligible to participate in employee benefit programs established by us from time to time that are applicable to our executives.

As part of a retention program approved by the Board, on March 23, 2023, the Company entered into a Retention Agreement with Ms. Sensenig, which provides for a cash payment of $108,000 and a RSU grant of 50,177 shares. Half of the cash bonus will be earned and half of the RSU grant will vest on April 15, 2023, with the remaining half paid out and vesting on December 31, 2023, provided that Ms. Sensenig must be employed with the Company on such dates. If Ms. Sensenig’s employment terminates for any reason other than by the Company for “Cause” or due to “Disability” (each as defined in the Retention Agreement), she will not earn any portion of the retention bonus. If Ms. Sensenig is employed with the Company through the effective date of a “Change In Control” (as defined in the Retention Agreement) occurring prior to December 31, 2023, the remaining portion of the cash payment will be paid out and the RSU grant will immediately vest upon such Change in Control.

Edward J. Sitar

We entered into an executive employment agreement with Mr. Sitar effective July 1, 2019. Pursuant to the executive employment agreement with Mr. Sitar, Mr. Sitar received an annual base salary of $285,000, subject to periodic increase as the Company may determine. Effective January 1, 2021, Mr. Sitar’s salary was increased to $371,500. Mr. Sitar’s employment agreement provided that Mr. Sitar would receive an initial grant of options to purchase up to 350,000 shares of the Company’s common stock, which award vest with respect to 7.5% of the shares on the six-month anniversary of July 1, 2019, 7.5% of the shares on the one-year anniversary of July 1, 2019, and the remainder of the shares in 36 equal monthly installments on the last day of each successive month thereafter. In addition to Mr. Sitar’s initial equity award, Mr. Sitar was eligible to participate in (i) any equity compensation plan or similar program established by the Company and (ii) any bonus or similar incentive plans established by the Company that may be applicable to executives of the Company at Mr. Sitar’s level, with participation in such bonus or similar incentive plans based on a target of 30% - 50% of Mr. Sitar’s base salary. Mr. Sitar was also generally eligible to participate in employee benefit programs established by us from time to time that were applicable to our executives.

In January 2022, the Company entered into a separation and consulting agreement with Mr. Sitar, effective January 14, 2022 (the “Separation Date”). Pursuant to the separation and consulting agreement, Mr. Sitar served as an independent consultant for three months following the Separation Date (the “Consulting Period”). In connection with his separation, and following his non-revocation of a general release of claims, as provided in his employment agreement, Mr. Sitar received: (i) separation pay in an amount equal to 12 months of his regular base salary, minus applicable withholdings, paid in accordance with the Company’s normal payroll practices; (ii) payment of his 2021 annual bonus, as determined by the Company’s Board of Directors; and (iii) payment of his 2022 annual bonus prorated for his period of service prior to the Separation Date and during the Consulting Period. The material terms of Mr. Sitar’s previously granted equity awards subject to time-based vesting remained unchanged and continued to vest during the Consulting Period. Following the end of the Consulting Period, the remaining unvested equity awards previously granted to Mr. Sitar subject to time-based vesting were accelerated and became fully vested with an extension of the exercise period to ten years from the issuance date.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our Company for each of the last two completed fiscal years. In determining the “compensation actually paid” to our NEOs, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, because the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarizes compensation values previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2022 and 2021 fiscal years. Our principal executive officer, or “PEO” is John Temperato and our “Non-PEO NEOs” for 2022 are Ms. Sensenig and Mr. Sitar, and for 2021 is Mr. Sitar. Note that for 2022, compensation for our Non-PEO NEOs is reported as an average.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)		Average Summary Compensation Table Total for Non-PEO NEOs (3)	Average Compensation Actually Paid to Non- PEO NEOs (4)		Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”) (5)	Net Income (Loss) (millions) (6)
2022	$1,662,105	$(1,206,352)	*	$1,129,560	$(563,055)	*	$(0.94)	$(43.8)
2021	$2,187,794	$(112,200)	*	$1,013,869	$435,138		$0.17	$(36.8)

* The negative values for Compensation Actually Paid in 2022 and 2021 reflect the decline in value of the underlying shares of options granted by us to our NEOs.
(1)Represents the amounts of total compensation reported for our PEO for each corresponding year in the “Total” column of the Summary Compensation Table above.
(2)Represents the amount of “compensation actually paid” to our PEO, as computed in accordance with Item 402(v) of Regulation S-K, as outlined below under “Compensation Actually Paid Adjustments.” The dollar amounts do not necessarily reflect the actual amount of compensation earned by or paid to our PEO during the applicable year for tax or other purposes.
(3)Represents the average of the amounts reported for our Non-PEO NEOs in each applicable year in the “Total” column of the Summary Compensation Table above.
(4)Represents the average amount of “compensation actually paid” to the Non-PEO NEOs, as computed in accordance with Item 402(v) of Regulation S-K, as outlined below under “Compensation Actually Paid Adjustments.” The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs during the applicable year.
(5)TSR is cumulative for the measurement periods beginning on January 1, 2021 and ending on December 31, 2022 and 2021, respectively, calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid in 2022 or 2021.
(6)The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Compensation Actually Paid Adjustments
In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to our PEO’s total compensation for each year to determine the “compensation actually paid”:

	Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Option Awards (a)($)	Equity Award Adjustments (b)($)	Compensation Actually Paid to PEO ($)
John Temperato PEO	2022	$1,662,105	$1,108,892	$(1,759,565)	$(1,206,352)
	2021	$2,187,794	$1,435,854	$(864,140)	$(112,200)

(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)In order to calculate the average “compensation actually paid” to our PEO, we are required under the SEC rules to subtract from the “Reported Summary Compensation Table - Total for PEO” value the “Reported Value of Option Awards” value, which represents the grant date fair value of equity awards, and add back the value in the “Equity Award Adjustments” column, which represents the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

	Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year (i) ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years (ii) ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year (iii) ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year (iv) ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year (v) ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation (vi) ($)	Total Equity Award Adjustments ($)
John Temperato PEO	2022	$43,552	$(1,065,208)	$—	$(737,909)	$—	$—	$(1,759,565)
	2021	$4,234	$(542,649)	$—	$(325,725)	$—	$—	$(864,140)
In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO NEOs for each year to determine the compensation actually paid, using the same methodology described above for the PEO adjustments. 2022 represents the average compensation totals for our former CFO and current CFO. 2021 represents the total compensation for our former CFO.

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments (a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	$1,129,560	$656,453	$(1,036,162)	$(563,055)
2021	$1,013,869	$523,489	$(55,242)	$435,138

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)
2022	$18,908	$(735,013)	$—	$(320,057)	$—	$—	$(1,036,162)
2021	$—	$—	$—	$(55,242)	$—	$—	$(55,242)

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

Because we are a pre-revenue company, we have not historically looked to net income (loss) as a performance measure for our executive compensation program. In 2021 and 2022, our net loss increased as we spent more money on progressively later stages of development of our drug candidates, however, the compensation actually paid for both our PEO and non-PEO NEOs decreased between 2021 and 2022.

Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to our PEO and the average amount of compensation actually paid to our Non-PEO NEOs during the periods presented are not directly correlated with TSR. We do utilize several performance measures to align executive compensation with our performance, but those are not generally financial performance measures, such as TSR. For example, as described in more detail above in the section “Narrative to Summary Compensation Table – Cash Bonuses,” part of the compensation our NEOs are eligible to receive consists of annual performance-based cash bonuses which are designed to provide appropriate incentives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals, such as financial and strategic goals, which are expected to result in increased stockholder value. Additionally, we award stock options, which are an integral part of our executive compensation program, based on defined annual corporate goals, which are not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer remains employed over the vesting period. These stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to remain a long-term employee of the Company.

The Compensation Committee reviews compensation information of peer companies and trends in executive compensation to ensure the compensation of our executives is reasonable and competitive. Our executive compensation program uses metrics for both cash and equity incentives, which are selected with the objective of creating long-term value for our stockholders through the achievement of strategic business objectives, while effectively managing the risks and challenges inherent to a small-cap biotechnology company. The Compensation Committee periodically engages independent experts to provide compensation analysis and best practices in our industry. During 2022, the Compensation Committee engaged WTW as its independent compensation consultant. The Board did not identify any conflicts of interest with WTW acting as an independent consultant to the Compensation Committee. The Compensation Committee does not believe that our compensation policies and practices give rise to risks that are reasonably likely to have a material adverse effect on the Company.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our Company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DIRECTOR COMPENSATION

The following table provides compensation information regarding our non-employee directors for the year ended December 31, 2022.

Name	Fees Earned or Paid in Cash (1) ($)	Option Awards (2) ($)	Total ($)
Mark Sirgo, Pharm.D.	$93,750	$25,949	$119,699
Michael Constantino	$56,250	$25,949	$82,199
Lorin K. Johnson, Ph.D.	$58,750	$25,949	$84,699
Michael Rice	$52,500	$25,949	$78,449
Samantha Ventimiglia	$41,250	$25,949	$67,199

(1)Fees earned or paid in cash reflect the non-employee director compensation earned or paid in cash during the year ended December 31, 2022.
(2)The amounts in the “Option Awards” column reflect the aggregate Black-Scholes grant date fair value of stock options granted during the calendar year computed in accordance with the provisions of ASC 718, Compensation-Stock Compensation. The assumptions that were used to calculate the value of these awards are discussed in Notes 1 and 9 to the consolidated financial statements included in our Annual Report on Form 10-K. These amounts do not reflect the actual economic value that will be realized by the directors upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.

The table below shows the aggregate number of option awards (vested and unvested) held as of December 31, 2022 by each of our non-employee directors who was serving as of that date.

Name	Aggregate Options Outstanding as of December 31, 2022
Mark Sirgo, Pharm.D.	31,464
Michael Constantino	19,126
Lorin K. Johnson, Ph.D.	37,951
Michael Rice	14,626
Samantha Ventimiglia	14,626

Non-Employee Director Compensation Policy

As of May 1, 2020, our non-employee directors receive the following annual retainers, to be paid quarterly:

Position	Retainer
Board member	$37,500
Chairman of the Board	35,000
Audit Committee Chair	15,000
Audit Committee member	7,500
Compensation Committee Chair	10,000
Compensation Committee member	7,500
Nominating and Corporate Governance Chair	7,500
Nominating and Corporate Governance member	3,750

Under the policy, each non-employee director who is initially elected or appointed to the Board of Directors on any date other than the date of the Annual Meeting will be granted options to purchase 7,500 shares of our common stock. The initial equity awards will vest monthly over a period of three years, subject to continued service on our Board. In addition, each non-employee director who serves on the Board as of the date of any Annual Meeting will be granted an option on the date of such Annual Meeting, with the number of options and vesting period to be determined by the Compensation Committee. For 2023, in lieu of the Annual Meeting grant, the Board granted each non-employee director RSUs representing 7,885 shares of common stock. Half of the RSU grant vested on April 15, 2023, with the remaining half vesting on December 31, 2023. The vesting of the December 31, 2023 RSUs will accelerate upon a change in control prior to December 31, 2023.

Directors may be reimbursed for travel, food, lodging and other expenses directly related to their service as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our certificate of incorporation and bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the related notes present information on the beneficial ownership of shares of our common stock as of May 25, 2023 (except where otherwise indicated) by:

•each person, or group of affiliated persons, who are known by us to beneficially own more than 5% of the outstanding shares of our capital stock;
•each of our directors;
•each of our named executive officers; and
•all of our current directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of May 25, 2023, pursuant to the exercise of options or warrants, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in the footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each stockholder listed is c/o 9 Meters Biopharma, Inc., 4509 Creedmoor Road, Suite 600, Raleigh, NC 27612.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Outstanding(1)
Principal Stockholders:
Sabby Volatility Warrant Master Fund, Ltd.(2)	[●]	[●]	%
Directors and Named Executive Officers:
John Temperato (3)	[●]	[●]	%
Bethany Sensenig (4)	[●]	[●]
Mark Sirgo, Pharm.D. (5)	[●]	[●]
Lorin K. Johnson, Ph.D. (6)	[●]	[●]
Michael Constantino (7)	[●]	[●]
Michael Rice (8)	[●]	[●]
Samantha Ventimiglia (9)	[●]	[●]
Edward J. Sitar (10)	[●]	[●]
All current directors and executive officers as a group (7 persons) (11)	[●]	[●]	%

* Represents beneficial ownership of less than 1% of the shares of common stock outstanding

(1)	The percentage of beneficial ownership is based on [●] shares of common stock outstanding as of May 25, 2023.

(2)	Following the Company’s March 13, 2023 registered direct offering, Sabby Volatility Warrant Master Fund, Ltd. (“Sabby”) held 1,300,000 shares of common stock, pre-funded warrants to purchase 1,825,000 shares of common stock, and common warrants to purchase 6,250,000 shares of common stock. All of the warrants held by Sabby are subject to beneficial ownership limitations of either 4.99% or 9.99%, which prohibit Sabby from exercising any portion of any warrant to the extent that, following such exercise, Sabby’s ownership of common stock would exceed the relevant beneficial ownership limitation. The beneficial ownership limitations, taken as a whole, cap Sabby’s ownership at 9.99% of the Company’s outstanding shares, other than to the extent Sabby were to acquire additional shares on the open market. Consequently, Sabby is not able to exercise all of its warrants due to the aforementioned beneficial ownership limitations, which is reflected in the table above. The address of Sabby is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KYI-9007, Cayman Islands.

(3)
Consists of (i) [●] shares of common stock held by Mr. Temperato, (ii) options to purchase [●] shares of common stock held by Mr. Temperato that are exercisable within 60 days of May 25, 2023, and (iii) warrants to purchase up to [●] shares of common stock.

(4)	Consists of (i) [●] shares of common stock held by Ms. Sensenig and (ii) options to purchase [●] shares of common stock that are exercisable within 60 days of May 25, 2023.

(5)
Consists of (i) [●] shares of common stock held by Dr. Sirgo, (ii) [●] shares of common stock held by Dr. Sirgo’s spouse; (iii) options to purchase [●] shares of common stock exercisable within 60 days of May 25, 2023, and (iv) warrants to purchase up to [●] shares of common stock.

(6)
Consists of (i) [●] shares of common stock held by Dr. Johnson, (ii) options to purchase [●] shares of common stock that are exercisable within 60 days of May 25, 2023, and (iii) warrants to purchase up to[●] shares of common stock.

(7)	Consists of (i) [●] shares of common stock held by Mr. Constantino and (ii) options to purchase [●] shares of common stock that are exercisable within 60 days of May 25, 2023.

(8)	Consists of (i) [●] shares of common stock held by Mr. Rice and (ii) options to purchase [●] shares of common stock that are exercisable within 60 days of May 25, 2023.

(9)	Consists of (i) [●] shares of common stock held by Ms. Ventimiglia and (ii) options to purchase [●] shares of common stock that are exercisable within 60 days of May 25, 2023.

(10)
Consists of (i) [●] shares of common stock held by Mr. Sitar, (ii) options to purchase [●] shares of common stock that are held by Mr. Sitar that are exercisable within 60 days of May 25, 2023, and (iii) warrants to purchase up to [●] shares of common stock.

(11)
Consists of (i) [●] shares of common stock, (ii) options to purchase [●] held by the Company’s current directors and executive officers that are exercisable within 60 days of May 25, 2023, (iii) [●] restricted stock units that vest within 60 days of May 25, 2023, and (iv) warrants to purchase up to [●] shares of common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transaction Policy and Procedures

The Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item-404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, in which the amount involved exceeds $120,000 in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. Notwithstanding anything therein to the contrary, the policy is to be interpreted only in such a manner as to comply with Item 404 of Regulation S-K.

Certain Related Person Transactions

Described below is each transaction occurring since January 1, 2021, and any currently proposed transaction to which we were or are to be a participant, respectively, and in which:

•The amounts involved exceeded or will exceed the lesser of (a) $120,000 or (b) 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•Any person (i) who since January 1, 2021 served as a director or executive officer of the Company or any member of such person’s immediate family that had or will have a direct or indirect material interest, other than compensation, termination and change of control arrangements that are described under the section titled “Executive Compensation” or (ii) who, at the time when a transaction in which such person had a direct or indirect material interest occurred or existed, was a beneficial owner of more than 5% of our outstanding common stock or any member of such person’s immediate family.

Each of these transactions was approved pursuant to our related transaction policy.

Equity Financing:
Pursuant to the underwriting agreement in connection with the April 2021 Offering, the Company issued an aggregate of 1,725,000 shares of common stock at a price of $20.00 per share. Of the shares issued in the April 2021 Offering, the Company’s Chief Executive Officer, then-current Chief Financial Officer and Chairman of the Board of Directors purchased an aggregate of 22,500 shares at the public offering price and on the same terms as the other purchasers in the April 2021 Offering. The underwriters received the same underwriting discount on the shares purchased by the Company’s Chief Executive Officer, then-current Chief Financial Officer and Chairman of the Board of Directors as the other shares sold in the offering. The aggregate purchase price of the common stock shares issued to the Company’s Chief Executive Officer, then-current Chief Financial Officer and Chairman of the Board was $450,000.

Agreement with LifeSci Advisors

Mr. Rice, a member of our Board since March 2021, is a Founding Partner of LifeSci Advisors, LLC and LifeSci Communications, LLC. Prior to his becoming a director, on April 1, 2020 we entered into a master services agreement with both LifeSci Advisors, LLC and LifeSci Communications, LLC, to provide investor relations and public relations services, respectively. During the year ended December 31, 2022, we incurred expenses of approximately $0.3 million with LifeSci Advisors, LLC and $0.2 million with LifeSci Communications, LLC.

During the year ended December 31, 2021, we incurred expenses of approximately $0.3 million with LifeSci Advisors, LLC and $0.3 million with LifeSci Communications, LLC.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the proxy statement for consideration at our next Annual Meeting of stockholders. To be eligible for inclusion in the 2024 proxy statement, your proposal must be received by us no later than January 31, 2024 and must otherwise comply with Rule 14a-8. While our Board of Directors will consider stockholder proposals, we reserve the right to omit from the proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Management’s proxy holders for the 2024 Annual Meeting of stockholders will have discretion to vote proxies given to them on any stockholder proposal of which we do not have notice prior to April 15, 2024.

Under our Bylaws, in order to nominate a director or bring any other business before the stockholders at the 2024 Annual Meeting of Stockholders that will not be included in our proxy statement, you must notify us in writing, and such notice must be received by us no earlier than 90 days and no later than 120 days before the date of the 2024 Annual Meeting. Assuming the 2024 Annual Meeting were held on July 14, 2024, such notice would have to be received by us no earlier than March 16, 2024 and no later than April 15, 2024. If the date of the 2024 Annual Meeting is more than 30 days before or more than 60 days after July 14, 2024, then the notice must be delivered not earlier than 120 days before such date for the 2024 Annual Meeting and not later than the later of (i) 90 days before such date for the 2024 Annual Meeting or (ii) 10 days after the day on which we provided public disclosure of the date of the 2024 Annual Meeting. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the “universal proxy rules,” stockholders who intend to solicit proxies in support of director nominees at the 2024 Annual Meeting and who are not nominating directors through proxy access as described below must include the additional information required by Rule 14a-19(b) under the 1934 Act.

For proposals not made in accordance with Rule 14a-8, you must comply with specific procedures set forth in our Bylaws and the nomination or proposal must contain the specific information required by our Bylaws. You may write to our Corporate Secretary at 9 Meters Biopharma, Inc., Attn: Corporate Secretary, 4509 Creedmoor Road, Suite 600, Raleigh, NC 27612, to deliver the notices discussed above and to request a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates pursuant to the Bylaws.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are 9 Meters stockholders will be householding the Company’s proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate set of proxy materials, please notify us or your broker. We will deliver promptly upon written or oral request a separate copy of the proxy materials. Direct your written request to our Corporate Secretary at 9 Meters Biopharma. Inc. Attn: Corporate Secretary, 4509 Creedmoor Road, Suite 600, Raleigh, NC 27612, or at (919) 275-1933. Stockholders who currently receive multiple copies of the proxy materials at their addresses and would like to request householding of their communications should contact their brokers.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the SEC is accessible free of charge under the Investors - Stock & Finance section of our website at www.9meters.com. The Annual Report on Form 10-K contains audited consolidated balance sheets of the Company as of December 31, 2022 and 2021, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity (deficit) and cash flows for each of the two years in the period ended December 31, 2022. You can request a copy of our Annual Report on Form 10-K free of charge by e-mail at investor-relations@9meters.com, by mail addressed to 9 Meters Biopharma, Inc., Attn: Investor Relations, 4509 Creedmoor Road, Suite 600, Raleigh, NC 27612, or by telephone at (919) 275-1933. Please include your contact information with the request.

REQUESTS FOR DIRECTIONS TO THE ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting will be held on July 14, 2023, at 9:00 a.m. Eastern Time at 4509 Creedmoor Road, Suite 600, Raleigh, NC 27612. Requests for directions to the meeting location may be directed to 9 Meters Biopharma. Inc., Attn: Corporate Secretary, 4509 Creedmoor Road, Suite 600, Raleigh, NC 27612.

OTHER MATTERS

We do not know of any additional matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as our Board of Directors recommends.

THE BOARD OF DIRECTORS
Dated: [●], 2023

ANNEX A
AMENDMENT NO. 1 TO THE 9 METERS BIOPHARMA, INC. 2022 STOCK INCENTIVE PLAN

WHEREAS, 9 Meters Biopharma, Inc. (the “Company”), maintains the 2022 Stock Incentive Plan (the “Plan”); and

WHEREAS, pursuant and subject to Section 16(a) of the Plan, the board of directors of the Company (the “Board”) is authorized to amend the Plan, subject to the approval of the Company’s stockholders; and;

WHEREAS, the Board deems it to be in the best interests of the Company to amend, and to submit for stockholder approval at the next annual meeting of stockholders of the Company, the amendment of the Plan as set forth below.

NOW, THEREFORE, in accordance with the provisions of Section 16(a) of the Plan and conditioned upon the receipt of stockholder approval as described therein, the Plan is hereby amended in the following respects:

1. Section 3(a) of the Plan is deleted in its entirety and the following substituted in lieu thereof:

“(a) Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is the sum of (i) 4,600,000 Shares, (ii) the number of Shares remaining available for grant under the Prior Plan as of the Effective Date, and (iii) the number of Shares underlying any award granted under the Prior Plan that expires, terminates, or is canceled or forfeited under the terms of the Prior Plan without such Shares having been issued. The Shares may be authorized, but unissued, or reacquired Common Stock.”

2. Except as herein amended, the terms and provisions of the Plan shall remain in full force and effect as originally adopted and approved.

IN WITNESS WHEREOF, the undersigned officer of the Company attests that the foregoing Amendment of the 9 Meters Biopharma, Inc. 2022 Stock Incentive Plan was adopted by the Board on March 21, 2023, and approved by the Company’s shareholders on [●], 2023.

9 METERS BIOPHARMA, INC.

By:
Name:
Title:

ANNEX B

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED
OF 9 METERS BIOPHARMA, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

9 Meters Biopharma, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
The Board of Directors of the Corporation duly adopted a resolution in accordance with Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Amendment”) and declaring said Amendment to be advisable. The stockholders of the Corporation duly approved said proposed Amendment at the Annual Meeting of Stockholders of the Corporation held on [●] in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the Amendment is as follows:

In order to effect the Amendment, the FIFTH ARTICLE of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended to add the following paragraphs at the end of the FIFTH ARTICLE:

“The issued and outstanding Common Stock of the corporation, $0.0001 par value, shall, at 5:00 p.m., Eastern Standard Time, on [●], 202[●] (the “202●] Effective Time”), be deemed to be “reverse stock split,” and in furtherance thereof, there shall, after the 202[●] Effective Time, be deemed to be issued and outstanding one (1) share of the Common Stock of the Corporation for and instead of each ten (10) shares of the Common Stock of the Corporation issued and outstanding immediately prior to the 202[●] Effective Time. Shares of Common Stock that were outstanding prior to the 202[●] Effective Time and that are not outstanding after the 202[●] Effective Time shall resume the status of authorized but unissued shares of Common Stock. To the extent that any stockholder shall be deemed after the 202[●] Effective Time as a result of this Amendment to own a fractional share of Common Stock, such fractional share shall be deemed to be one whole share.

The reverse stock split shall occur without any further action on the part of the Corporation or the holders of shares of common stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. Each stock certificate that, immediately prior to the 202[●] Effective Time, represented shares of Common Stock shall, after the 202[●] Effective Time, represent that number of whole shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been reclassified (as well as the right to receive a whole share in lieu of any fractional shares of Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Common Stock prior to the 202[●] Effective Time shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of Common Stock into which the shares of Common Stock represented by such certificate shall have been reclassified, as well as any whole share in lieu of fractional shares of Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.”

SECOND: Except as expressly amended herein, all provisions of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Office of the Secretary of State of the State of Delaware on December 5, 2018, and amended on May 1, 2020, June 22, 2021 and October 14, 2022, shall remain in full force and effect.
THIRD: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the Corporation’s number of shares of authorized capital stock of all classes, and the par value thereof, shall not be changed or affected under or by reason of said Amendment.

FIFTH: That said amendment shall be effective at 5:00 p.m., Eastern Standard Time, on [●], 202[●].

IN WITNESS WHEREOF, the undersigned, being a duly authorized officer of the Corporation, does hereby execute this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, this [●] day of [●], 202[●].

9 METERS BIOPHARMA, INC.

By: _________________________________________
Name:
Title:

9METERS BIOPHARMA

9 METERS BIOPHARMA, INC.
4509 CREEDMOOR ROAD, STE 600
RALEIGH, NC 27612

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The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Withhold
1a. Michael Rice	☐	☐
1b. John Temperato	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000615627_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
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9 METERS BIOPHARMA, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SPECIAL MEETING OF STOCKHOLDERS
JULY 14, 2023

The undersigned stockholder of 9 Meters Biopharma, Inc. acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated May 30, 2023. The undersigned stockholder hereby appoints Mark Sirgo and John Temperato with full power of substitution and power to act alone, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of 9 Meters Biopharma, Inc. that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held at 9:00 a.m., Eastern Time on Friday, July 14, 2023, at 4509 Creedmoor Road, Suite 600, Raleigh, NC 27612, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5.

0000615627_2 R1.0.0.6

Continued and to be signed on reverse side